Fidelity® Variable Insurance Products:

Growth Stock Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Brian Hanson, Portfolio Manager of Growth Stock Portfolio

Q. How did the fund perform during its first three weeks, Brian?

A. A few weeks of performance really isn't a meaningful measure. In any event, as might be expected over such a brief period, the fund performed roughly in line with its benchmark, the Russell 1000® Growth Index, which is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation. From its inception on December 11, 2002, through December 31, 2002, the fund performed slightly better than the Russell 1000 Growth Index, which fell 3.73%.

Q. What is the fund's investment objective, and how will you manage toward that objective?

A. The fund's overall objective is to identify the companies that are likely to offer the best growth prospects for future revenues and earnings, and to buy that type of growth when I can find it at reasonable valuations. Analysis shows that in the long run stock prices usually follow earnings. The key question for a fund manager, then, is to determine which companies and sectors will show the best earnings growth in the years ahead. So my approach to managing the fund will be to look at the equities market and all of its different sectors in any given economic environment, and try to identify those sectors that I think are likely to have the best growth opportunities within that environment. Then I'll do the bottom-up research to select the best companies within the sectors I believe will show the best growth. I'll tend to take strong positions in those sectors and companies where I think there will be growth, and bet against those where I believe growth will not be that attractive or where valuations are overstretched.

Q. How does your experience lend itself to managing this fund?

A. The universe of stocks that I am investing in with this fund suits my background very well. The Russell 1000 Growth Index is composed of about the 550 largest growth stocks in the U.S. The major sectors that these stocks fall into - about 25% health care, 25% technology and 25% consumer - are the same sectors that I've covered as an analyst for the past several years. So I think I'll be in a good position to take the expertise I've gained from analyzing those three key areas and apply it to managing this new portfolio of stocks.

Q. You built this fund from scratch, Brian. How did that process proceed?

A. It was not my intent to mirror the sector weightings and holdings of the Russell growth index. As a practical matter, I wanted to own a smaller number of stocks than those represented in the index. My approach to building the fund was twofold: First, I looked at the Russell's sector weightings and decided, based on my view of the world, which of those sectors I wanted to overweight or underweight relative to the index; from there, I applied bottom-up analysis in each of the sectors and subsectors to find the best opportunities. I positioned the fund with a sector overweighting in health care, particularly pharmaceuticals, where I believed there was good growth potential at reasonable valuations, and an underweighting in consumer staples, where stable-growth stocks were selling at what I believed were relatively high price-to-earnings multiples. I also built an underweighted position in the technology sector and a neutral position in the consumer discretionary sector.

Q. Does this positioning reflect your near-term outlook?

A. I believe I have the fund positioned so that it should do well whether we're in a flat economy and stock market, or in an improving environment. That's because I think I've bought enough companies that have reasonable valuations and that can show earnings growth exclusive of any immediate economic recovery. The pharmaceuticals sector is a good example of this. Plus, the fund holds companies in more cyclically sensitive sectors, such as technology and consumer-related areas, which should add strongly to performance if the economic environment begins to improve. I'm taking the attitude that we're in a market where stocks will be more or less bound by their recent trading ranges until there is a clear economic recovery underway and until some of the macro concerns, such as conflict in the Middle East, are taken out of the market. I don't have a big bet on a recovery or on a double-dip recession right now. My current goal is to own companies where I don't have to rely on either of those scenarios to get good stock performance. The ideal stock for this fund right now would be a company that will be able to grow its earnings this year exclusive of any changes in the economy because of the market that it's in or the products that it offers or the market share that it's gaining. And if it also has some potential cyclical sensitivity, all the better. If I can find such a company at a reasonable valuation, then that's what I'll tend to buy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation

Start date: December 11, 2002

Size: as of December 31, 2002, more than
$4 million

Manager: Brian Hanson, since inception; joined Fidelity in 1996

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Annual Report

Fidelity Variable Insurance Product: Growth Stock Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Johnson & Johnson	4.8
Pfizer, Inc.	4.7
Microsoft Corp.	4.0
Merck & Co., Inc.	2.9
The Coca-Cola Co.	2.6
19.0
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Health Care	32.8
Information Technology	22.0
Consumer Discretionary	14.2
Financials	10.0
Industrials	8.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	99.2%
Short-Term Investments and Net Other Assets	0.8%

* Foreign investments	2.9%

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.2%
Automobiles - 1.5%
Monaco Coach Corp. (a)	3,100	$ 51,305
Thor Industries, Inc.	600	20,658
		71,963
Media - 4.9%
AOL Time Warner, Inc. (a)	2,900	37,990
Clear Channel Communications, Inc. (a)	1,100	41,019
Comcast Corp. Class A (a)	2,100	49,497
E.W. Scripps Co. Class A	200	15,390
Fox Entertainment Group, Inc. Class A (a)	2,000	51,860
Viacom, Inc. Class B (non-vtg.) (a)	1,000	40,760
		236,516
Multiline Retail - 1.6%
Big Lots, Inc. (a)	200	2,646
Nordstrom, Inc.	1,500	28,455
Wal-Mart Stores, Inc.	900	45,459
		76,560
Specialty Retail - 5.4%
American Eagle Outfitters, Inc. (a)	1,600	22,048
Christopher & Banks Corp. (a)	1,100	22,825
Limited Brands, Inc.	2,500	34,825
Lowe's Companies, Inc.	3,100	116,250
Wet Seal, Inc. Class A (a)	2,700	29,055
Williams-Sonoma, Inc. (a)	1,400	38,010
		263,013
Textiles Apparel & Luxury Goods - 0.8%
Kenneth Cole Productions, Inc. Class A (a)	700	14,210
Polo Ralph Lauren Corp. Class A (a)	1,100	23,936
		38,146
TOTAL CONSUMER DISCRETIONARY		686,198
CONSUMER STAPLES - 7.1%
Beverages - 2.6%
The Coca-Cola Co.	2,900	127,078
Food & Drug Retailing - 0.9%
CVS Corp.	900	22,473
Walgreen Co.	800	23,352
		45,825
Household Products - 0.7%
Procter & Gamble Co.	400	34,376
Personal Products - 1.1%
Gillette Co.	1,700	51,612
Tobacco - 1.8%
Philip Morris Companies, Inc.	2,100	85,113
TOTAL CONSUMER STAPLES		344,004

	Shares	Value (Note 1)
ENERGY - 2.9%
Energy Equipment & Services - 2.9%
BJ Services Co. (a)	1,200	$ 38,772
Grant Prideco, Inc. (a)	2,400	27,936
Pride International, Inc. (a)	2,500	37,250
Rowan Companies, Inc.	1,600	36,320
		140,278
FINANCIALS - 10.0%
Banks - 2.2%
Bank of America Corp.	200	13,914
Bank One Corp.	400	14,620
Fifth Third Bancorp	1,100	64,405
Synovus Financial Corp.	800	15,520
		108,459
Diversified Financials - 4.4%
Fannie Mae	1,100	70,763
Freddie Mac	700	41,335
J.P. Morgan Chase & Co.	1,000	24,000
MBNA Corp.	1,800	34,236
Merrill Lynch & Co., Inc.	600	22,770
SLM Corp.	200	20,772
		213,876
Insurance - 3.4%
ACE Ltd.	800	23,472
Allstate Corp.	600	22,194
American International Group, Inc.	1,600	92,560
Travelers Property Casualty Corp. Class A	1,700	24,905
		163,131
TOTAL FINANCIALS		485,466
HEALTH CARE - 32.8%
Biotechnology - 1.5%
IDEC Pharmaceuticals Corp. (a)	1,400	46,438
MedImmune, Inc. (a)	1,000	27,170
		73,608
Health Care Equipment & Supplies - 7.9%
Baxter International, Inc.	800	22,400
Biomet, Inc.	900	25,794
Boston Scientific Corp. (a)	2,400	102,048
Edwards Lifesciences Corp. (a)	1,000	25,470
Medtronic, Inc.	1,900	86,640
St. Jude Medical, Inc. (a)	3,000	119,160
		381,512
Health Care Providers & Services - 2.6%
Cardinal Health, Inc.	800	47,352
UnitedHealth Group, Inc.	900	75,150
		122,502
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 20.8%
Abbott Laboratories	2,000	$ 80,000
Barr Laboratories, Inc. (a)	400	26,036
Eli Lilly & Co.	800	50,800
Forest Laboratories, Inc. (a)	400	39,288
Johnson & Johnson	4,300	230,953
Merck & Co., Inc.	2,500	141,525
Novartis AG sponsored ADR	700	25,711
Pfizer, Inc.	7,500	229,275
Schering-Plough Corp.	5,600	124,320
Wyeth	1,600	59,840
		1,007,748
TOTAL HEALTH CARE		1,585,370
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.3%
United Technologies Corp.	1,000	61,940
Airlines - 1.2%
Delta Air Lines, Inc.	2,000	24,200
Northwest Airlines Corp. (a)	1,800	13,212
Southwest Airlines Co.	1,500	20,850
		58,262
Commercial Services & Supplies - 3.2%
Ceridian Corp. (a)	2,600	37,492
First Data Corp.	1,900	67,279
Paychex, Inc.	1,800	50,220
		154,991
Industrial Conglomerates - 2.9%
3M Co.	400	49,320
General Electric Co.	3,700	90,095
		139,415
TOTAL INDUSTRIALS		414,608
INFORMATION TECHNOLOGY - 22.0%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	6,400	83,840
Nokia Corp. sponsored ADR	2,200	34,100
QUALCOMM, Inc. (a)	900	32,751
		150,691
Computers & Peripherals - 2.6%
Dell Computer Corp. (a)	3,800	101,612
EMC Corp. (a)	4,000	24,560
		126,172
Electronic Equipment & Instruments - 3.4%
Agilent Technologies, Inc. (a)	5,800	104,168
Avnet, Inc.	1,300	14,079

	Shares	Value (Note 1)
Vishay Intertechnology, Inc. (a)	2,200	$ 24,596
Waters Corp. (a)	1,000	21,780
		164,623
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	2,400	39,240
Semiconductor Equipment & Products - 5.4%
Analog Devices, Inc. (a)	900	21,483
ASML Holding NV (NY Shares) (a)	5,200	43,472
Broadcom Corp. Class A (a)	1,500	22,590
Cymer, Inc. (a)	700	22,575
KLA-Tencor Corp. (a)	600	21,222
Micrel, Inc. (a)	2,600	23,348
Micron Technology, Inc. (a)	4,100	39,934
National Semiconductor Corp. (a)	1,500	22,515
Texas Instruments, Inc.	2,900	43,529
		260,668
Software - 6.7%
Adobe Systems, Inc.	1,900	47,122
BEA Systems, Inc. (a)	3,800	43,586
Cadence Design Systems, Inc. (a)	1,300	15,327
Microsoft Corp. (a)	3,700	191,290
Quest Software, Inc. (a)	2,400	24,744
		322,069
TOTAL INFORMATION TECHNOLOGY		1,063,463
MATERIALS - 1.6%
Chemicals - 0.7%
Dow Chemical Co.	1,100	32,670
Containers & Packaging - 0.3%
Pactiv Corp. (a)	700	15,302
Metals & Mining - 0.3%
Alcan, Inc.	500	14,733
Paper & Forest Products - 0.3%
Bowater, Inc.	400	16,780
TOTAL MATERIALS		79,485
TOTAL COMMON STOCKS (Cost $4,949,380)		4,798,872
Cash Equivalents - 1.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $55,000)	$ 55,003	$ 55,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $5,004,380)		4,853,872
NET OTHER ASSETS - (0.3)%		(13,793)
NET ASSETS - 100%		$ 4,840,079
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,249,622 and $290,219, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth Stock Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $55,000) (cost $5,004,380) - See accompanying schedule		$ 4,853,872
Cash		760
Receivable for investments sold		21,180
Dividends receivable		3,206
Receivable from investment adviser for expense reductions		23,197
Total assets		4,902,215

Liabilities
Payable for investments purchased	$ 35,257
Accrued management fee	1,595
Distribution fees payable	355
Other payables and accrued expenses	24,929
Total liabilities		62,136

Net Assets		$ 4,840,079
Net Assets consist of:
Paid in capital		$ 5,000,010
Undistributed net investment income		599
Accumulated undistributed net realized gain (loss) on investments		(10,022)
Net unrealized appreciation (depreciation) on investments		(150,508)
Net Assets		$ 4,840,079
Initial Class: Net Asset Value, offering price and redemption price per share ($1,452,135 ÷ 150,001 shares)		$ 9.68

Service Class: Net Asset Value, offering price and redemption price per share ($1,452,045 ÷ 150,000 shares)		$ 9.68

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,935,899 ÷ 200,000 shares)		$ 9.68

Statement of Operations

	For the period December 11, 2002 (commencement of operations) to December 31, 2002

Investment Income
Dividends		$ 3,360
Interest		921
Total income		4,281

Expenses
Management fee	$ 1,595
Transfer agent fees	177
Distribution fees	355
Accounting fees and expenses	3,333
Custodian fees and expenses	1,000
Audit	20,500
Total expenses before reductions	26,960
Expense reductions	(23,278)	3,682
Net investment income (loss)		599
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(10,022)
Change in net unrealized appreciation (depreciation) on investment securities		(150,508)
Net gain (loss)		(160,530)
Net increase (decrease) in net assets resulting from operations		$ (159,931)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

For the period December 11, 2002 (commencement of operations) to December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 599
Net realized gain (loss)	(10,022)
Change in net unrealized appreciation (depreciation)	(150,508)
Net increase (decrease) in net assets resulting from operations	(159,931)
Share transactions - net increase (decrease)	5,000,010
Total increase (decrease) in net assets	4,840,079

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $599)	$ 4,840,079
Other Information:
Share Transactions	Year ended December 31, 2002 A
	Initial Class	Service Class	Service Class 2
Shares Sold	150,001	150,000	200,000
Reinvested	-	-	-
Redeemed	-	-	-
Net increase (decrease)	150,001	150,000	200,000

Dollars Sold	$ 1,500,010	$ 1,500,000	$ 2,000,000
Reinvested	-	-	-
Redeemed	-	-	-
Net increase (decrease)	$ 1,500,010	$ 1,500,000	$ 2,000,000

A For the period December 11, 2002 (commencement of operations) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Growth Stock Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-
Net realized and unrealized gain (loss)	(.32)
Total from investment operations	(.32)
Net asset value, end of period	$ 9.68
Total Return B,C,D	(3.20)%
Ratios to Average Net Assets G
Expenses before expense reductions	9.76% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,452
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 11, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-
Net realized and unrealized gain (loss)	(.32)
Total from investment operations	(.32)
Net asset value, end of period	$ 9.68
Total Return B,C,D	(3.20)%
Ratios to Average Net Assets G
Expenses before expense reductions	9.86% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.32% A
Net investment income (loss)	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,452
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 11, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-
Net realized and unrealized gain (loss)	(.32)
Total from investment operations	(.32)
Net asset value, end of period	$ 9.68
Total Return B,C,D	(3.20)%
Ratios to Average Net Assets G
Expenses before expense reductions	10.01% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.47% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,936
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 11, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Stock Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Growth Stock Portfolio (the fund) is a fund of Variable Insurance Products Fund IV, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Stock Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,581
Unrealized depreciation	(182,845)
Net unrealized appreciation (depreciation)	(152,264)
Undistributed ordinary income	599
Cost for federal income tax purposes	$ 5,006,136

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 82
Service Class 2	273
$ 355

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 53
Service Class	53
Service Class 2	71
$ 177

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Growth Stock Portfolio

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.25%	$ 6,959
Service Class	1.35%	6,959
Service Class 2	1.50%	9,279
		$ 23,197

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $81 for the period.

6. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Growth Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Growth Stock Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth Stock (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustess and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustess and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 2002

Secretary of VIP Growth Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Growth Stock. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Growth Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Growth Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth Stock Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGR-ANN-0203 337948
1.781993.100

Fidelity® Variable Insurance Products:

Real Estate Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity® Variable Insurance Products: Real Estate Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Buller, Portfolio Manager of Real Estate Portfolio

Q. How did the fund perform, Steve?

A. From its inception on November 6, 2002, through December 31, 2002, the fund's return was roughly on par with the 2.75% return for the Wilshire® Real Estate Securities Index. The Standard & Poor's 500 Index fell 4.47% during the same time frame. Going forward, the fund will compare its performance to its benchmark indexes and its Lipper peer group average at six- and 12-month intervals.

Q. How would you assess the state of the real estate equity market during the brief reporting period?

A. The key trends influencing real estate stocks in November and December were the same ones that had been in place for most of 2002. Generally speaking, the fundamentals of real estate stocks were weakening across all the property types except malls and retail strip centers. These two groups held up better than other areas because demand for retail space remained strong as merchandizing chains looked to grow their businesses by opening new stores. Some of the fund's top performers were mall stocks, such as General Growth Properties and The Rouse Co. At the end of 2002, the fundamentals of companies in the apartment and industrial segments stabilized to some degree, meaning that occupancy rates and rental pricing rates had stopped declining, as had been the case for most of the past year. Despite weaker fundamentals in general, though, the valuations of real estate securities still were modestly undervalued relative to their historical price-to-earnings multiples - as well as to the equity and bond markets - largely because the value of the average building either remained the same or increased. Investors also continued to be attracted to real estate stocks' high dividend yields, which averaged around 7% at the end of the period.

Q. What is your investment approach?

A. I analyze stocks with a bottom-up approach, meaning I look at companies one-by-one, focusing on their individual fundamentals, such as occupancy rates, rental rates and expense growth. Frequent company contact helps me stay in touch with what's going on. I also monitor top-down positioning to analyze real estate supply and demand characteristics in various sectors and regions. By interpreting current and prospective conditions at the companies and in various property markets, I try to identify the securities with rising cash flows and/or low valuations.

Q. How was the fund positioned across the various property categories relative to its index?

A. The fund was significantly overweighted in industrial real estate stocks, including ProLogis and Duke Realty, for two reasons. First, I've always felt this group offered the best risk-adjusted return potential because it tends to favorably react the quickest to changes in the supply and demand of space. Second, industrial stocks tend to hold up better amid periods of economic weakness. I also underweighted office stocks because I felt they had more downside left given their weakening fundamentals. The national vacancy rate for offices was around 15% at the end of the period; historically, it's been about 10%. Neither of these strategies materially influenced the fund's relative return during the brief period.

Q. Were there any other significant strategies you adopted?

A. I kept less exposure to retail strip centers than the index simply because, from a stock picking standpoint, I couldn't find enough well-managed companies with above-average asset quality. Elsewhere, given the prevailing economic slowdown, I underweighted hotel stocks because demand continued to be sluggish. Hotel occupancy rates did stabilize recently, but that's largely because the companies cut prices to attract customers, resulting in lower earnings. Fund holdings Starwood Hotels & Resorts Worldwide and Host Marriott were two of the fund's biggest detractors. Additionally, I began increasing the fund's exposure to apartment stocks, such as Equity Residential Properties, in December as many of them fell to attractively low valuations. I also felt this group could benefit from an improving economy and a rising interest rate environment, on the expectation that there could be less competition from buyers of single-family homes going forward.

Q. What can shareholders expect from real estate stocks in 2003?

A. During the poor equity market environment of the past three years, real estate stocks have benefited from their perception as a good defensive investment due to their high dividend yields and more-attractive fundamentals. As long as this trend continues and equity investors continue to have lower expectations, the outlook for the fund remains positive. Shareholders should be aware that, if consistent evidence shows that the economy is on the mend, real estate stocks could lag the broader equity market, since investors may be willing to adopt more risk in their portfolios. Should I determine that an economic turning point is at hand, it's very likely that I'll focus on more economically sensitive property types, such as hotel, apartment and office stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: above-average income and long-term capital growth by investing mainly in the equity securities of companies in the real estate industry

Start date: November 6, 2002

Size: as of December 31, 2002, more than
$5 million

Manager: Steve Buller, since inception; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2002
% of fund's net assets
Equity Office Properties Trust	7.7
ProLogis Trust	6.7
Apartment Investment & Management Co. Class A	6.6
CenterPoint Properties Trust (SBI)	5.3
Duke Realty Corp.	4.4
Equity Residential (SBI)	4.4
Simon Property Group, Inc.	4.1
Starwood Hotels & Resorts Worldwide, Inc. unit	3.5
Archstone-Smith Trust	3.4
General Growth Properties, Inc.	3.4
49.5
Top Five REIT Sectors as of December 31, 2002
% of fund's net assets
REITs - Industrial Buildings	26.6
REITs - Apartments	18.9
REITs - Office Buildings	15.3
REITs - Malls	13.8
REITs - Shopping Centers	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2002 *
Stocks 97.6%
Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	2.4%

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
HOTELS, RESTAURANTS & LEISURE - 3.5%
Hotels, Resorts & Cruise Lines - 3.5%
Starwood Hotels & Resorts Worldwide, Inc. unit	7,600	$ 180,424
REAL ESTATE - 94.1%
Real Estate Management & Development - 6.9%
Boardwalk Equities, Inc.	12,400	119,718
Catellus Development Corp. (a)	7,800	154,830
Forest City Enterprises, Inc. Class A	600	20,010
The St. Joe Co.	1,900	57,000
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		351,558
REITs - Apartments - 18.9%
Apartment Investment & Management Co. Class A	9,080	340,318
Archstone-Smith Trust	7,400	174,196
AvalonBay Communities, Inc.	3,700	144,818
Camden Property Trust (SBI)	800	26,400
Equity Residential (SBI)	9,200	226,136
Essex Property Trust, Inc.	100	5,085
Home Properties of New York, Inc.	1,500	51,675
Post Properties, Inc.	100	2,390
TOTAL REITS - APARTMENTS		971,018
REITs - Hotels - 2.6%
Hospitality Properties Trust (SBI)	2,100	73,920
Host Marriott Corp. (a)	6,700	59,295
MeriStar Hospitality Corp.	300	1,980
TOTAL REITS - HOTELS		135,195
REITs - Industrial Buildings - 26.6%
AMB Property Corp. (SBI)	5,200	142,272
CenterPoint Properties Trust (SBI)	4,800	274,320
Duke Realty Corp.	8,900	226,505
First Industrial Realty Trust, Inc.	1,200	33,600
Liberty Property Trust (SBI)	5,000	159,700
Plum Creek Timber Co., Inc.	700	16,520
ProLogis Trust	13,600	342,040
Public Storage, Inc.	5,200	168,012
TOTAL REITS - INDUSTRIAL BUILDINGS		1,362,969
REITs - Malls - 13.8%
CBL & Associates Properties, Inc.	2,900	116,145
Crown American Realty Trust (SBI)	2,400	22,080
General Growth Properties, Inc.	3,300	171,600
Mills Corp.	1,700	49,878
Simon Property Group, Inc.	6,220	211,915

	Shares	Value (Note 1)
Taubman Centers, Inc.	1,700	$ 27,591
The Rouse Co.	3,400	107,780
TOTAL REITS - MALLS		706,989
REITs - Management/Investment - 0.2%
Keystone Property Trust (SBI)	600	10,182
REITs - Mobile Home Parks - 0.9%
Manufactured Home Communities, Inc.	800	23,704
Sun Communities, Inc.	600	21,942
TOTAL REITS - MOBILE HOME PARKS		45,646
REITs - Office Buildings - 15.3%
Boston Properties, Inc.	3,800	140,068
Corporate Office Properties Trust	2,000	28,060
Cousins Properties, Inc.	1,400	34,580
Crescent Real Estate Equities Co.	1,600	26,624
Equity Office Properties Trust	15,900	397,182
Mack-Cali Realty Corp.	1,340	40,602
PS Business Parks, Inc.	400	12,720
Reckson Associates Realty Corp.	2,100	44,205
Shurgard Storage Centers, Inc. Class A	1,400	43,876
SL Green Realty Corp.	600	18,960
TOTAL REITS - OFFICE BUILDINGS		786,877
REITs - Shopping Centers - 8.9%
Developers Diversified Realty Corp.	3,100	68,169
Federal Realty Investment Trust (SBI)	2,700	75,924
Pan Pacific Retail Properties, Inc.	3,400	124,202
Regency Centers Corp.	1,200	38,880
Vornado Realty Trust	4,000	148,800
TOTAL REITS - SHOPPING CENTERS		455,975
TOTAL REAL ESTATE		4,826,409
TOTAL COMMON STOCKS (Cost $4,926,956)		5,006,833
Cash Equivalents - 1.7%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $89,000)	$ 89,005	$ 89,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $5,015,956)		5,095,833
NET OTHER ASSETS - 0.7%		34,242
NET ASSETS - 100%		$ 5,130,075
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,266,050 and $335,920, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.
The fund hereby designates approximately $9,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Real Estate Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Real Estate Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $89,000) (cost $5,015,956) - See accompanying schedule		$ 5,095,833
Cash		618
Receivable for investments sold		33,271
Dividends receivable		28,829
Receivable from investment adviser for expense reductions		15,435
Total assets		5,173,986

Liabilities
Payable for investments purchased	$ 12,889
Accrued management fee	2,469
Distribution fees payable	444
Other payables and accrued expenses	28,109
Total liabilities		43,911

Net Assets		$ 5,130,075
Net Assets consist of:
Paid in capital		$ 5,050,198
Net unrealized appreciation (depreciation) on investments		79,877
Net Assets		$ 5,130,075
Initial Class: Net Asset Value, offering price and redemption price per share ($2,052,352 ÷ 202,188 shares)		$ 10.15

Service Class: Net Asset Value, offering price and redemption price per share ($1,539,031 ÷ 151,640 shares)		$ 10.15

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,538,692 ÷ 151,640 shares)		$ 10.15

Statement of Operations

	November 6, 2002 (commencement of operations) to December 31, 2002

Investment Income
Dividends		$ 49,981
Interest		1,240
Total income		51,221

Expenses
Management fee	$ 4,535
Transfer agent fees	561
Distribution fees	815
Accounting fees and expenses	9,250
Non-interested trustees' compensation	2
Custodian fees and expenses	1,542
Audit	22,100
Total expenses before reductions	38,805
Expense reductions	(28,552)	10,253
Net investment income (loss)		40,968
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	9,173
Foreign currency transactions	47
Total net realized gain (loss)		9,220
Change in net unrealized appreciation (depreciation) on investment securities		79,877
Net gain (loss)		89,097
Net increase (decrease) in net assets resulting from operations		$ 130,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

November 6, 2002 (commencement of operations) to December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,968
Net realized gain (loss)	9,220
Change in net unrealized appreciation (depreciation)	79,877
Net increase (decrease) in net assets resulting from operations	130,065
Distributions to shareholders from net investment income	(55,000)
Share transactions - net increase (decrease)	5,055,010
Total increase (decrease) in net assets	5,130,075

Net Assets
Beginning of period	-
End of period	$ 5,130,075
Other Information:
Share Transactions	Year ended December 31, 2002 A
	Initial Class	Service Class	Service Class 2
Shares Sold	200,001	150,000	150,000
Reinvested	2,187	1,640	1,640
Redeemed	-	-	-
Net increase (decrease)	202,188	151,640	151,640

Dollars Sold	$ 2,000,010	$ 1,500,000	$ 1,500,000
Reinvested	22,000	16,500	16,500
Redeemed	-	-	-
Net increase (decrease)	$ 2,022,010	$ 1,516,500	$ 1,516,500
Distributions	Year ended December 31, 2002A
	Initial Class	Service Class	Service Class 2
From net investment income	$ 22,000	$ 16,500	$ 16,500
From net realized gain	-	-	-
Total	$ 22,000	$ 16,500	$ 16,500

A For the period November 6, 2002 (commencement of operations) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Real Estate Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08
Net realized and unrealized gain (loss)	.18
Total from investment operations	.26
Distributions from net investment income	(.11)
Net asset value, end of period	$ 10.15
Total Return B,C,D	2.61%
Ratios to Average Net Assets G
Expenses before expense reductions	4.89% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	5.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,052
Portfolio turnover rate	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 6, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08
Net realized and unrealized gain (loss)	.18
Total from investment operations	.26
Distributions from net investment income	(.11)
Net asset value, end of period	$ 10.15
Total Return B,C,D	2.61%
Ratios to Average Net Assets G
Expenses before expense reductions	4.99% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.31% A
Net investment income (loss)	5.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,539
Portfolio turnover rate	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 6, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08
Net realized and unrealized gain (loss)	.18
Total from investment operations	.26
Distributions from net investment income	(.11)
Net asset value, end of period	$ 10.15
Total Return B,C,D	2.61%
Ratios to Average Net Assets G
Expenses before expense reductions	5.14% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.46% A
Net investment income (loss)	5.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,539
Portfolio turnover rate	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 6, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Real Estate Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Real Estate Portfolio (the fund) is a fund of Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products: Real Estate Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 109,888	|
Unrealized depreciation	(30,012)
Net unrealized appreciation (depreciation)	79,876
Total Distributable earnings	$ 79,876
Cost for federal income tax purposes	$ 5,015,957

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 46,706	|
Long-Term Capital Gains	8,294	|
Total	$ 55,000	|

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 233	|
Service Class 2	582
	$ 815

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 225	|
Service Class	168
Service Class 2	168
	$ 561

Real Estate Portfolio

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.25%	$ 11,313
Service Class	1.35%	8,484
Service Class 2	1.50%	8,483
		$ 28,280

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $272 for the period.

6. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Real Estate Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Real Estate (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2002

Vice President of VIP Real Estate. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 2002

Secretary of VIP Real Estate. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Real Estate. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Real Estate. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Real Estate. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Real Estate. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Real Estate Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPRE-ANN-0203 337945
1.781992.100

Fidelity® Variable Insurance Products
Sector Funds

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Health Care Portfolio

Natural Resources Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Consumer Industries Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Cyclical Industries Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Financial Services Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Health Care Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Natural Resources Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Technology Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Telecommunications & Utilities Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Consumer Industries	-16.27%	-13.20%
S&P 500 ®	-22.10%	-18.29%
GS Consumer Industries	-13.77%	-9.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both Standard & Poor's 500 ® Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs ® Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 18, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Consumer Industries Portfolio on July 18, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Consumer Industries Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager Photograph)

Note to shareholders: The following is an interview with Brian Hanson (left), Portfolio Manager of Consumer Industries Portfolio for most of the period covered by this report, with additional comments from Christian Zann (right), who became manager of the fund on December 2, 2002.

Q. How did the fund perform, Brian?

B.H. For the 12-month period that ended on December 31, 2002, the fund outperformed the Standard & Poor's 500 Index, which declined 22.10% during the same period. The fund narrowly underperformed the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - which fell 13.77% for the period.

Q. Why did fund performance fall short of the Goldman Sachs index?

B.H. Its modest underperformance was mainly attributable to two factors. The first factor holding back performance was not owning enough of the most defensive stocks in the consumer universe, namely some of the household and consumer products companies, such as Procter & Gamble and Unilever, as well as such food and beverage companies as Anheuser-Busch. The second factor was a company-specific problem involving Tropical Sportswear, a small-cap sportswear company that was severely punished by the market when it was unable to execute on its manufacturing commitments. Fund performance also was constrained by an overweighting in the more economically sensitive media and entertainment sectors.

Q. What strategies worked out better?

B.H. There were two other main strategies I had in place throughout the year, and both of them worked out pretty well. The first was to avoid food retailers, such as supermarkets, which were losing market share to Wal-Mart and its grocery business. Most of the supermarkets have much higher cost structures and found there was little they could do to defend themselves. The second strategy was to underweight the traditional retail department stores, which were losing share in a generally weak retail environment to new competitors such as Kohl's and Target, whose retail business models appeared to be gaining greater consumer preference. Performance also was aided by astute stock picking in the Internet portal and Internet retail spaces, with two well-known names both adding substantial value.

Q. Which individual stocks did the most to help performance?

B.H. The two Internet stocks I just alluded to were Yahoo! and Amazon. In spite of the huge market correction when the dot-com bubble burst, Yahoo! continued to show fantastic growth as an Internet portal even as its stock price receded. We believed that there was a great deal of value in this stock, particularly at these low multiples, and our favorable outlook proved correct. Amazon appreciated as a result of both the growing consumer trend toward online shopping and the company's decision to extend its product offering beyond toys, books and CDs to include home electronics, apparel and other consumer products. Reflective of the relative strength of consumer staples, Avon Products performed well during the year and made the single largest contribution to fund performance. Other top performers were Coach, the leather accessories retailer; PETCO, the pet supplies retailer; and Overture Services, a company that helps Internet advertisers generate more hits.

Q. Where were the disappointments?

B.H. As mentioned earlier, the biggest drag on performance was Tropical Sportswear. We bought it on the strength of its growth prospects; it distributes its product line through such top retailers as Wal-Mart and Kohl's. The disappointment resulted when the company unexpectedly couldn't deliver on its manufacturing commitments, which led to earnings shortfalls and a severely contracting stock price. Among the media and entertainment names whose stocks delivered disappointing results were AOL Time Warner, Comcast, USA Interactive and Cox Communications. Weakening consumer discretionary spending cut into earnings at Best Buy, the consumer electronics retailer, dampening its stock performance.

Q. Turning to you, Christian, what's your outlook for the next six months?

C.Z. I maintain a cautious stance toward the consumer as we move into 2003. Consumer spending, which is tied to growth in disposable income, showed both positive and negative signs over the final months of 2002, which suggests a mixed outlook for 2003. Recent unemployment data suggests a stabilizing, but not improving, job market, which also may put pressure on growth in disposable income. At the same time, however, there are signs that corporate spending on advertising may be starting to strengthen, which could benefit the media portion of the portfolio. While I don't expect to make any dramatic changes in the near term, I believe that subtle shifts in sector weightings to accommodate these concerns may be in store.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2002, more than
$12 million

Manager: Christian Zann, since December 2002; joined Fidelity in 1996

3

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Philip Morris Companies, Inc.	7.2
Procter & Gamble Co.	5.9
Lowe's Companies, Inc.	4.6
The Coca-Cola Co.	4.6
Wal-Mart Stores, Inc.	3.8
26.1
Top Industries as of December 31, 2002
% of fund's net assets
Media	18.9%
Specialty Retail	13.8%
Beverages	10.6%
Household Products	8.2%
Tobacco	7.2%
All Others*	41.3%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
AUTOMOBILES - 0.7%
Motorcycle Manufacturers - 0.7%
Harley-Davidson, Inc.	1,800	$ 83,160
BEVERAGES - 10.6%
Brewers - 3.0%
Anheuser-Busch Companies, Inc.	7,600	367,840
Soft Drinks - 7.6%
Coca-Cola Enterprises, Inc.	900	19,548
Pepsi Bottling Group, Inc.	1,440	37,008
PepsiCo, Inc.	7,409	312,808
The Coca-Cola Co.	12,680	555,638
		925,002
TOTAL BEVERAGES		1,292,842
COMMERCIAL SERVICES & SUPPLIES - 4.4%
Diversified Commercial Services - 2.4%
Aramark Corp. Class B	4,620	108,570
Cendant Corp. (a)	9,810	102,809
Cintas Corp.	1,680	76,860
		288,239
Employment Services - 2.0%
Labor Ready, Inc. (a)	22,100	141,882
Manpower, Inc.	3,430	109,417
		251,299
TOTAL COMMERCIAL SERVICES & SUPPLIES		539,538
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Rayovac Corp. (a)	3,210	42,789
FOOD & DRUG RETAILING - 2.7%
Drug Retail - 2.6%
CVS Corp.	12,800	319,616
Food Retail - 0.1%
Whole Foods Market, Inc. (a)	200	10,546
TOTAL FOOD & DRUG RETAILING		330,162
FOOD PRODUCTS - 5.6%
Agricultural Products - 0.4%
Fresh Del Monte Produce, Inc.	2,800	52,948
Packaged Foods & Meats - 5.2%
ConAgra Foods, Inc.	2,700	67,527
Dean Foods Co. (a)	5,860	217,406
Hershey Foods Corp.	900	60,696
Kraft Foods, Inc. Class A	3,990	155,331
McCormick & Co., Inc. (non-vtg.)	560	12,992
The J.M. Smucker Co.	65	2,588
Tyson Foods, Inc. Class A	2,200	24,684

	Shares	Value (Note 1)
Unilever NV (NY Shares)	1,100	$ 67,881
Wm. Wrigley Jr. Co.	310	17,013
		626,118
TOTAL FOOD PRODUCTS		679,066
HOTELS, RESTAURANTS & LEISURE - 6.1%
Casinos & Gaming - 0.6%
Boyd Gaming Corp. (a)	3,000	42,150
MGM Mirage, Inc. (a)	920	30,332
		72,482
Hotels, Resorts & Cruise Lines - 1.1%
Carnival Corp.	2,300	57,385
Marriott International, Inc. Class A	700	23,009
Royal Caribbean Cruises Ltd.	3,400	56,780
		137,174
Leisure Facilities - 1.2%
International Speedway Corp. Class A	3,800	141,702
Restaurants - 3.2%
Brinker International, Inc. (a)	2,230	71,918
McDonald's Corp.	8,410	135,233
Outback Steakhouse, Inc.	4,280	147,403
Wendy's International, Inc.	1,350	36,545
		391,099
TOTAL HOTELS, RESTAURANTS & LEISURE		742,457
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.1%
Whirlpool Corp.	270	14,099
HOUSEHOLD PRODUCTS - 8.2%
Household Products - 8.2%
Colgate-Palmolive Co.	4,300	225,449
Kimberly-Clark Corp.	1,140	54,116
Procter & Gamble Co.	8,370	719,318
		998,883
INTERNET & CATALOG RETAIL - 1.0%
Catalog Retail - 0.4%
J. Jill Group, Inc. (a)	3,500	48,930
Internet Retail - 0.6%
Amazon.com, Inc. (a)	3,900	73,671
TOTAL INTERNET & CATALOG RETAIL		122,601
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
Overture Services, Inc. (a)	2,800	76,468
Yahoo!, Inc. (a)	3,900	63,765
		140,233
Common Stocks - continued
	Shares	Value (Note 1)
LEISURE EQUIPMENT & PRODUCTS - 0.6%
Leisure Products - 0.6%
Mattel, Inc.	3,840	$ 73,536
MEDIA - 18.9%
Broadcasting & Cable TV - 10.0%
Clear Channel Communications, Inc. (a)	11,840	441,514
Comcast Corp. Class A (special) (a)	8,470	191,337
Cox Communications, Inc. Class A (a)	6,010	170,684
EchoStar Communications Corp. Class A (a)	1,600	35,616
Emmis Communications Corp. Class A (a)	1,200	24,996
Entercom Communications Corp. Class A (a)	1,700	79,764
Liberty Media Corp. Class A (a)	22,510	201,239
Radio One, Inc. Class D (non-vtg.) (a)	3,500	50,505
Univision Communications, Inc. Class A (a)	800	19,600
		1,215,255
Movies & Entertainment - 7.4%
AMC Entertainment, Inc. (a)	6,100	53,985
AOL Time Warner, Inc. (a)	7,300	95,630
Fox Entertainment Group, Inc. Class A (a)	11,140	288,860
Regal Entertainment Group Class A	200	4,284
Viacom, Inc.:
Class A (a)	1,400	57,134
Class B (non-vtg.) (a)	9,770	398,225
		898,118
Publishing - 1.5%
E.W. Scripps Co. Class A	300	23,085
Gannett Co., Inc.	1,280	91,904
Meredith Corp.	1,800	73,998
		188,987
TOTAL MEDIA		2,302,360
MULTILINE RETAIL - 6.4%
Department Stores - 1.6%
Kohl's Corp. (a)	3,200	179,040
Saks, Inc. (a)	1,000	11,740
		190,780
General Merchandise Stores - 4.8%
Big Lots, Inc. (a)	5,300	70,119
Dollar Tree Stores, Inc. (a)	1,210	29,730
Family Dollar Stores, Inc.	960	29,962
Wal-Mart Stores, Inc.	9,080	458,631
		588,442
TOTAL MULTILINE RETAIL		779,222

	Shares	Value (Note 1)
PERSONAL PRODUCTS - 4.6%
Personal Products - 4.6%
Avon Products, Inc.	3,060	$ 164,842
Gillette Co.	12,990	394,376
		559,218
SPECIALTY RETAIL - 13.8%
Apparel Retail - 3.0%
Aeropostale, Inc.	3,700	39,109
Christopher & Banks Corp. (a)	4,800	99,600
Hot Topic, Inc. (a)	4,300	98,384
Limited Brands, Inc.	4,330	60,317
Too, Inc. (a)	2,800	65,856
		363,266
Computer & Electronics Retail - 0.3%
Best Buy Co., Inc. (a)	1,650	39,848
Home Improvement Retail - 5.3%
Home Depot, Inc.	910	21,804
Kirkland's, Inc.	4,800	54,240
Lowe's Companies, Inc.	15,040	564,000
		640,044
Specialty Stores - 5.2%
AutoNation, Inc. (a)	1,500	18,840
AutoZone, Inc. (a)	1,000	70,650
Borders Group, Inc. (a)	6,200	99,820
Foot Locker, Inc.	5,300	55,650
Office Depot, Inc. (a)	10,200	150,552
PETCO Animal Supplies, Inc.	10,200	239,078
		634,590
TOTAL SPECIALTY RETAIL		1,677,748
TEXTILES APPAREL & LUXURY GOODS - 4.8%
Apparel, Accessories & Luxury Goods - 3.2%
Coach, Inc. (a)	1,580	52,014
Liz Claiborne, Inc.	2,900	85,985
Oshkosh B'Gosh, Inc. Class A	2,200	61,710
Russell Corp.	4,300	71,982
Tropical Sportswear International Corp. (a)	12,800	114,816
		386,507
Footwear - 1.6%
Brown Shoe Co., Inc.	3,800	90,554
NIKE, Inc. Class B	1,800	80,046
Reebok International Ltd. (a)	1,000	29,400
		200,000
TOTAL TEXTILES APPAREL & LUXURY GOODS		586,507
Common Stocks - continued
	Shares	Value (Note 1)
TOBACCO - 7.2%
Tobacco - 7.2%
Philip Morris Companies, Inc.	21,620	$ 876,256
TOTAL COMMON STOCKS (Cost $13,024,085)		11,840,677
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 1.43% (b) (Cost $345,472)	345,472	345,472
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $13,369,557)	12,186,149
NET OTHER ASSETS - (0.1)%	(9,791)
NET ASSETS - 100%	$ 12,176,358
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $25,020,049 and $16,809,064, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,197 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $2,189,000 of which $127,000 and $2,062,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $214,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $13,369,557) - See accompanying schedule		$ 12,186,149
Cash		442
Dividends receivable		18,873
Interest receivable		416
Total assets		12,205,880

Liabilities
Payable for fund shares redeemed	$ 750
Accrued management fee	6,275
Other payables and accrued expenses	22,497
Total liabilities		29,522

Net Assets		$ 12,176,358
Net Assets consist of:
Paid in capital		$ 15,857,054
Accumulated undistributed net realized gain (loss) on investments		(2,497,288)
Net unrealized appreciation (depreciation) on investments		(1,183,408)
Net Assets, for 1,497,171 shares outstanding		$ 12,176,358
Net Asset Value, offering price and redemption price per share ($12,176,358 ÷ 1,497,171 shares)		$ 8.13

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 120,548
Interest		19,700
Total income		140,248

Expenses
Management fee	$ 82,920
Transfer agent fees	11,954
Accounting fees and expenses	60,043
Non-interested trustees' compensation	49
Custodian fees and expenses	8,019
Audit	20,310
Legal	211
Miscellaneous	2,543
Total expenses before reductions	186,049
Expense reductions	(4,575)	181,474
Net investment income (loss)		(41,226)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(2,141,367)
Change in net unrealized appreciation (depreciation) on investment securities		(1,505,659)
Net gain (loss)		(3,647,026)
Net increase (decrease) in net assets resulting from operations		$ (3,688,252)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 18, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ (41,226)	$ 4,310
Net realized gain (loss)	(2,141,367)	(355,923)
Change in net unrealized appreciation (depreciation)	(1,505,659)	322,251
Net increase (decrease) in net assets resulting from operations	(3,688,252)	(29,362)
Distributions to shareholders from net investment income	(9,222)	-
Share transactions Net proceeds from sales of shares	16,246,603	8,426,309
Reinvestment of distributions	9,222	-
Cost of shares redeemed	(8,391,237)	(409,255)
Net increase (decrease) in net assets resulting from share transactions	7,864,588	8,017,054
Redemption fees	20,183	1,369
Total increase (decrease) in net assets	4,187,297	7,989,061

Net Assets
Beginning of period	7,989,061	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $4,310, respectively)	$ 12,176,358	$ 7,989,061
Other Information Shares
Sold	1,650,679	865,993
Issued in reinvestment of distributions	967	-
Redeemed	(976,049)	(44,419)
Net increase (decrease)	675,597	821,574

Financial Highlights

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	.01
Net realized and unrealized gain (loss)	(1.56)	(.29)
Total from investment operations	(1.59)	(.28)
Distributions from net investment income	(.01)	-
Redemption fees added to paid in capital E	.01	-
Net asset value, end of period	$ 8.13	$ 9.72
Total Return B, C, D	(16.27)%	(2.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.30%	2.61% A
Expenses net of voluntary waivers, if any	1.30%	1.50% A
Expenses net of all reductions	1.27%	1.48% A
Net investment income (loss)	(.29)%	.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,176	$ 7,989
Portfolio turnover rate	129%	162% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries Portfolio

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Cyclical Industries	-19.60%	-13.57%
S&P 500	-22.10%	-18.29%
GS Cyclical Industries	-15.60%	-13.84%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 18, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Cyclical Industries Portfolio on July 18, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Cyclical Industries Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Matthew Fruhan became Portfolio Manager of Cyclical Industries Portfolio on August 1, 2002.

Q. How did the fund perform, Matt?

A. For the 12 months that ended December 31, 2002, the fund trailed the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - which declined by 15.60%. During the same period, the fund outperformed the Standard & Poor's 500 Index, which fell by 22.10%.

Q. What were the principal factors that affected the fund's performance?

A. A confluence of factors pulled down the prices of most stocks during 2002. The stock market began the year with relatively high valuations and was vulnerable to the effects of disappointing corporate earnings and growing investor distrust arising from controversial and, in a number of cases, fraudulent accounting. However, cyclical stocks did not decline as much as the overall market because troubled industries such as technology and telecommunications are underrepresented in the group. The fund trailed the Goldman Sachs index primarily because of the poor performance early in the year by several large holdings, such as Tyco International, and by a number of consumer-related companies whose prospects fell because of declining consumer confidence.

Q. What have been your key strategies since taking over the fund in August?

A. My strategy has been to buy industries and companies that are near the troughs - or lows - of their earnings cycles. I do not try to predict when changes in the economic cycle may begin. Because I viewed persistently strong consumer spending as the primary factor that had kept the economy from entering a prolonged recession, I thought many consumer-sensitive companies probably were closer to the peak than the trough of their earnings cycles. In response, I underweighted consumer-related industries, including automobile companies, home furnishings and home building-related companies. At the same time, I overweighted companies in basic industries such as chemicals, metals and paper. I believed they had more favorable supply outlooks and attractive valuations.

Q. In a challenging year for cyclicals, what investments helped fund performance?

A. Lockheed Martin did exceptionally well, benefiting from its victory in the contest for a new Air Force fighter jet program as well as from the general increase in defense spending that is expected to continue for several years. Another notable performer was Dow Chemical, a company whose stock fell to a very cheap valuation early in the year because of concerns about its asbestos liability. The company had a very attractive dividend yield and showed strong earnings growth during the year, helping to lift its stock price. My underweighting of auto stocks, which performed poorly, also helped. While auto sales were strong, these sales were due primarily to very expensive sales promotions.

Q. What were some of the major detractors?

A. Tyco, the fund's second-largest position at the end of the period, was the biggest drag on performance. Its stock declined sharply early in 2002 because of concerns about a Securities and Exchange Commission investigation of its corporate practices, questions about its accounting and doubts about its access to capital. However, a recent report on its financial records indicated that its problems may now be more limited in scope. I kept an overweighted position in Tyco because I felt the stock was undervalued and had great potential. The stock actually rebounded significantly during the second half of the year, although it still was far short of its price levels before the company's controversies. Other detractors included SPX and PerkinElmer. SPX, an industrial company, underperformed because of concerns about slower demand from the automobile industry, one of its major customers. PerkinElmer, which manufactures sophisticated analytical and testing equipment, had disappointing earnings because of its exposure to the struggling telecommunications industry. I sold PerkinElmer after its stock price recovered from its low point.

Q. What's your outlook, Matt?

A. I think cyclical stocks have strong potential to perform well when the economy rebounds. Historically, cyclicals have shown striking gains as the economy comes out of recession. Many cyclicals have very cheap valuations and are near the bottoms of their earnings cycles as weak demand has left their production capacity underused. Any increase in demand can act as a powerful lever on the earnings power of this sector as production ramps up. I have balanced the portfolio between companies whose earnings are highly leveraged to the economy and more secular growth companies that offer defensive protection if the sector does not rebound quickly.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2002, more than $8 million

Manager: Matthew Fruhan, since August 2002; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
General Electric Co.	5.4
Tyco International Ltd.	5.2
Dow Chemical Co.	4.8
3M Co.	4.3
Lockheed Martin Corp.	3.5
23.2
Top Industries as of December 31, 2002
% of fund's net assets
Aerospace & Defense	15.7%
Industrial Conglomerates	15.2%
Chemicals	14.5%
Machinery	12.2%
Road & Rail	4.6%
All Others*	37.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 15.7%
Aerospace & Defense - 15.7%
Aeroflex, Inc. (a)	900	$ 6,210
Alliant Techsystems, Inc. (a)	300	18,705
BAE Systems PLC	13,700	27,366
BE Aerospace, Inc. (a)	6,300	22,932
Boeing Co.	3,510	115,795
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,500	23,850
Goodrich Corp.	2,300	42,136
Honeywell International, Inc.	1,490	35,760
Integrated Defense Technologies, Inc.	3,000	43,500
Lockheed Martin Corp.	5,070	292,793
Northrop Grumman Corp.	2,989	289,933
United Technologies Corp.	4,550	281,827
Veridian Corp.	4,800	102,432
		1,303,239
AIR FREIGHT & LOGISTICS - 1.9%
Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	750	23,400
CNF, Inc.	700	23,268
FedEx Corp.	2,100	113,862
		160,530
AIRLINES - 1.7%
Airlines - 1.7%
Alaska Air Group, Inc. (a)	1,100	23,815
Delta Air Lines, Inc.	1,800	21,780
JetBlue Airways Corp.	900	24,300
Northwest Airlines Corp. (a)	2,210	16,221
Southwest Airlines Co.	3,960	55,044
		141,160
AUTO COMPONENTS - 1.5%
Auto Parts & Equipment - 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	1,830	42,859
BorgWarner, Inc.	800	40,336
Delphi Corp.	4,600	37,030
		120,225
AUTOMOBILES - 3.0%
Automobile Manufacturers - 3.0%
General Motors Corp.	4,000	147,440
Honda Motor Co. Ltd.	1,200	43,344
Winnebago Industries, Inc.	1,370	53,745
		244,529

	Shares	Value (Note 1)
BUILDING PRODUCTS - 3.0%
Building Products - 3.0%
American Standard Companies, Inc. (a)	2,070	$ 147,260
Masco Corp.	4,820	101,461
		248,721
CHEMICALS - 14.5%
Commodity Chemicals - 1.3%
Georgia Gulf Corp.	1,290	29,851
Lyondell Chemical Co.	4,920	62,189
Millennium Chemicals, Inc.	2,220	21,134
		113,174
Diversified Chemicals - 9.0%
Dow Chemical Co.	13,300	395,010
E.I. du Pont de Nemours & Co.	4,350	184,440
Engelhard Corp.	2,240	50,064
PPG Industries, Inc.	2,300	115,345
		744,859
Industrial Gases - 2.0%
Praxair, Inc.	2,880	166,378
Specialty Chemicals - 2.2%
Arch Chemicals, Inc.	730	13,323
Ferro Corp.	2,630	64,251
Minerals Technologies, Inc.	700	30,205
PolyOne Corp.	4,430	17,366
Rohm & Haas Co.	1,700	55,216
		180,361
TOTAL CHEMICALS		1,204,772
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Environmental Services - 1.9%
Allied Waste Industries, Inc. (a)	4,100	41,000
Republic Services, Inc. (a)	5,750	120,635
		161,635
Office Services & Supplies - 0.3%
Avery Dennison Corp.	360	21,989
TOTAL COMMERCIAL SERVICES & SUPPLIES		183,624
COMMUNICATIONS EQUIPMENT - 0.4%
Telecommunications Equipment - 0.4%
Harris Corp.	1,300	34,190
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Jacobs Engineering Group, Inc. (a)	1,640	58,384
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Florida Rock Industries, Inc.	230	8,752
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION MATERIALS - CONTINUED
Construction Materials - continued
Martin Marietta Materials, Inc.	520	$ 15,943
Vulcan Materials Co.	500	18,750
		43,445
CONTAINERS & PACKAGING - 1.7%
Metal & Glass Containers - 1.3%
Owens-Illinois, Inc. (a)	2,250	32,805
Pactiv Corp. (a)	3,510	76,729
		109,534
Paper Packaging - 0.4%
Sealed Air Corp.	770	28,721
TOTAL CONTAINERS & PACKAGING		138,255
ELECTRICAL EQUIPMENT - 1.7%
Electrical Components & Equipment - 1.7%
Emerson Electric Co.	2,810	142,889
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Electronic Equipment & Instruments - 1.0%
Millipore Corp.	640	21,760
Roper Industries, Inc.	570	20,862
Tech Data Corp. (a)	500	13,480
Thermo Electron Corp. (a)	1,410	28,369
		84,471
ENERGY EQUIPMENT & SERVICES - 0.4%
Oil & Gas Equipment & Services - 0.4%
Cooper Cameron Corp. (a)	600	29,892
FOOD PRODUCTS - 0.1%
Agricultural Products - 0.1%
Delta & Pine Land Co.	580	11,838
HOUSEHOLD DURABLES - 2.5%
Homebuilding - 1.8%
Beazer Homes USA, Inc. (a)	320	19,392
Clayton Homes, Inc.	1,240	15,103
KB Home	500	21,425
Lennar Corp.	1,000	51,600
Oakwood Homes Corp. (a)	770	331
Standard Pacific Corp.	1,870	46,283
		154,134
Household Appliances - 0.7%
Snap-On, Inc.	1,950	54,815
TOTAL HOUSEHOLD DURABLES		208,949
INDUSTRIAL CONGLOMERATES - 15.2%
Industrial Conglomerates - 15.2%
3M Co.	2,880	355,104

	Shares	Value (Note 1)
General Electric Co.	18,360	$ 447,062
Textron, Inc.	600	25,794
Tyco International Ltd.	25,240	431,099
		1,259,059
MACHINERY - 12.2%
Construction & Farm Machinery & Heavy Trucks - 3.0%
AGCO Corp. (a)	4,210	93,041
Navistar International Corp. (a)	2,780	67,582
Oshkosh Truck Co.	760	46,740
PACCAR, Inc.	960	44,285
		251,648
Industrial Machinery - 9.2%
Albany International Corp. Class A	1,640	33,882
Eaton Corp.	1,340	104,667
IDEX Corp.	1,420	46,434
Illinois Tool Works, Inc.	2,000	129,720
Ingersoll-Rand Co. Ltd. Class A	3,010	129,611
Kennametal, Inc.	1,120	38,618
Parker Hannifin Corp.	2,680	123,628
Pentair, Inc.	3,940	136,127
SPX Corp. (a)	500	18,725
		761,412
TOTAL MACHINERY		1,013,060
METALS & MINING - 2.6%
Aluminum - 1.8%
Alcan, Inc.	1,760	51,861
Alcoa, Inc.	2,380	54,216
Century Aluminum Co.	6,030	44,682
		150,759
Diversified Metals & Mining - 0.5%
Massey Energy Corp.	1,500	14,580
Phelps Dodge Corp. (a)	800	25,320
		39,900
Steel - 0.3%
Nucor Corp.	530	21,889
TOTAL METALS & MINING		212,548
OIL & GAS - 3.7%
Integrated Oil & Gas - 0.6%
Royal Dutch Petroleum Co. (NY Shares)	1,100	48,422
Oil & Gas Refining & Marketing & Transportation - 3.1%
Ashland, Inc.	700	19,971
Knightsbridge Tankers Ltd.	3,400	50,898
Overseas Shipholding Group, Inc.	5,400	96,660
Stelmar Shipping Ltd. (a)	1,460	21,988
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Oil & Gas Refining & Marketing & Transportation - continued
Teekay Shipping Corp.	910	$ 37,037
Tsakos Energy Navigation Ltd.	2,000	30,920
		257,474
TOTAL OIL & GAS		305,896
PAPER & FOREST PRODUCTS - 0.5%
Paper Products - 0.5%
Boise Cascade Corp.	900	22,698
Bowater, Inc.	500	20,975
		43,673
ROAD & RAIL - 4.6%
Railroads - 4.4%
Canadian National Railway Co.	2,590	107,517
CSX Corp.	2,520	71,341
Norfolk Southern Corp.	2,460	49,175
Union Pacific Corp.	2,260	135,306
		363,339
Trucking - 0.2%
P.A.M. Transportation Services, Inc. (a)	650	16,387
TOTAL ROAD & RAIL		379,726
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
AutoZone, Inc. (a)	300	21,195
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Fastenal Co.	820	30,660
W.W. Grainger, Inc.	140	7,217
		37,877
TOTAL COMMON STOCKS (Cost $8,001,598)		7,632,147
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 1.43% (b) (Cost $543,997)	543,997	543,997
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $8,545,595)	8,176,144
NET OTHER ASSETS - 1.3%	107,507
NET ASSETS - 100%	$ 8,283,651
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $17,534,355 and $15,923,537, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $886 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,584,000 of which $47,000 and $1,537,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $360,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $8,545,595) - See accompanying schedule		$ 8,176,144
Cash		6,903
Receivable for investments sold		64,638
Receivable for fund shares sold		50,883
Dividends receivable		12,394
Interest receivable		507
Other receivables		300
Total assets		8,311,769

Liabilities
Payable for fund shares redeemed	$ 6
Accrued management fee	4,183
Other payables and accrued expenses	23,929
Total liabilities		28,118

Net Assets		$ 8,283,651
Net Assets consist of:
Paid in capital		$ 11,110,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,457,796)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(369,443)
Net Assets, for 1,025,682 shares outstanding		$ 8,283,651
Net Asset Value, offering price and redemption price per share ($8,283,651 ÷ 1,025,682 shares)		$ 8.08

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 149,959
Interest		12,382
Total income		162,341

Expenses
Management fee	$ 69,856
Transfer agent fees	10,380
Accounting fees and expenses	60,037
Non-interested trustees' compensation	42
Custodian fees and expenses	9,121
Audit	20,698
Legal	228
Miscellaneous	2,252
Total expenses before reductions	172,614
Expense reductions	(2,730)	169,884
Net investment income (loss)		(7,543)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,383,363)
Foreign currency transactions	373
Total net realized gain (loss)		(2,382,990)
Change in net unrealized appreciation (depreciation) on: Investment securities	(800,855)
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		(800,828)
Net gain (loss)		(3,183,818)
Net increase (decrease) in net assets resulting from operations		$ (3,191,361)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 18, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ (7,543)	$ 4,258
Net realized gain (loss)	(2,382,990)	(74,076)
Change in net unrealized appreciation (depreciation)	(800,828)	431,385
Net increase (decrease) in net assets resulting from operations	(3,191,361)	361,567
Distributions to shareholders from net investment income	(12,250)	-
Share transactions Net proceeds from sales of shares	11,798,494	10,188,934
Reinvestment of distributions	12,250	-
Cost of shares redeemed	(10,645,444)	(265,815)
Net increase (decrease) in net assets resulting from share transactions	1,165,300	9,923,119
Redemption fees	31,585	5,691
Total increase (decrease) in net assets	(2,006,726)	10,290,377

Net Assets
Beginning of period	10,290,377	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $4,616, respectively)	$ 8,283,651	$ 10,290,377
Other Information Shares
Sold	1,198,576	1,052,242
Issued in reinvestment of distributions	1,303	-
Redeemed	(1,196,776)	(29,663)
Net increase (decrease)	3,103	1,022,579

Financial Highlights

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	(1.98)	.04
Total from investment operations	(1.99)	.05
Distributions from net investment income	(.01)	-
Redemption fees added to paid in capital E	.02	.01
Net asset value, end of period	$ 8.08	$ 10.06
Total Return B, C, D	(19.60)%	.60%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.44%	2.70% A
Expenses net of voluntary waivers, if any	1.44%	1.50% A
Expenses net of all reductions	1.42%	1.50% A
Net investment income (loss)	(.06)%	.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,284	$ 10,290
Portfolio turnover rate	143%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries Portfolio

Fidelity Variable Insurance Products: Financial Services Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Financial Services	-11.41%	-10.15%
S&P 500	-22.10%	-18.29%
GS Financial Services	-10.31%	-9.73%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 18, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Financial Services Portfolio on July 18, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Financial Services Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeffrey Feingold, Portfolio Manager of Financial Services Portfolio

Q. How did the fund perform, Jeff?

A. For the 12 months that ended December 31, 2002, the fund slightly trailed the Goldman Sachs Financial Services Index - an index of 260 stocks designed to measure the performance of companies in the financial services sector-which declined 10.31%. During the same period, the fund substantially outperformed the Standard & Poor's 500 Index, which fell 22.10%.

Q. What were the principal factors affecting financial services stocks during 2002?

A. In a sluggish economy, the Federal Reserve Board's policy of easing the money supply helped bank stocks, as improving profit margins in traditional bank lending more than offset slow loan growth and questions about deteriorating credit quality. However, weak corporate profits and declining equity markets resulted in another disappointing year for capital-market-sensitive companies, especially major brokerage houses. At the same time, fully integrated banks such as Citigroup and J.P. Morgan Chase struggled due to litigation and regulatory pressures arising from their ties to companies such as Enron and WorldCom. The situation was mixed for life insurers. While falling interest rates helped to increase the value of their bond portfolios, yields on new investments fell. Insurers heavily involved in the variable annuity market struggled with accelerating expenses and declining equity assets. The mortgage sector had a solid year as low interest rates and rising home prices combined to spur new home purchases and existing home refinancing. Consumer lending companies specializing in high-quality loans did well, generally hitting their earnings targets. However, sub-prime lenders to higher-risk borrowers were hurt by the economic slump and increased regulatory scrutiny of their business practices. Overall, the widening profitability margins at traditional commercial banks and the strong mortgage market helped financial stocks outperform the general market, as reflected by the S&P 500. The fund's slight underperformance relative to the Goldman Sachs index arose from our overweighted position in brokers that suffered from the worse-than-expected equity market, and from our stake in consumer lending companies that were hurt by unanticipated regulatory issues.

Q. What were your principal strategies in this market?

A. Because there was such a crosscurrent of different influences affecting financial stocks, I did not significantly overweight or underweight specific sectors, but I did place a premium on stock selection within sectors. In addition, in a time of economic weakness and investor uncertainty, I increased my positions in high-quality companies that I thought had good long-term prospects, but whose stock prices had declined to attractive levels in the volatile market. A good example is the credit card issuer MBNA, which, despite its different business model, saw its stock price was hurt by the problems of other sub-prime lenders.

Q. What types of companies helped fund performance?

A. Widening margins on loans helped traditional lenders such as Bank of America, Wachovia and Wells Fargo. Golden West, which is heavily involved in home mortgages, also benefited. AFLAC continued to gain market share among life insurers in Japan, helping its stock performance. SLM, formerly known as USA Education and the nation's largest private student loan provider, performed very well as demand for loans increased substantially.

Q. What were some of the biggest disappointments?

A. American International Group, which met or exceeded its earnings forecasts, nevertheless was a detractor as investors were unwilling to continue to support its high price-to-earnings multiple. Brokers such as Merrill Lynch and Morgan Stanley performed poorly in a weak equity market, while Household International's stock fell because of unanticipated regulatory pressures on it and other sub-prime lenders. I sold the Household position before the end of the period.

Q. What's your outlook, Jeff?

A. As we enter 2003, it's still unclear how strongly corporate profits will rebound. While stock valuations have come down in most sectors, uncertainty remains about both the economy and international geopolitics. If these issues do not improve, we may see weak fundamentals in such areas as banks and credit card companies, which would be vulnerable to sluggish loan growth and credit-quality issues. Investment banking activity could continue to slump if equity markets remain weak. On the positive side, the willingness of the Bush administration and other government leaders to support a stimulus package could help spur growth both in the United States and throughout the world later this year and into 2004. A robust economic recovery would be good news for the financial services sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2002, more than $34 million

Manager: Jeffrey Feingold, since 2001; joined Fidelity in 1997

3

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Bank of America Corp.	8.0
American International Group, Inc.	6.4
Bank One Corp.	5.0
Citigroup, Inc.	4.7
Berkshire Hathaway, Inc. Class B	4.5
28.6
Top Industries as of December 31, 2002
% of fund's net assets
Banks	36.1%
Diversified Financials	29.4%
Insurance	27.7%
Real Estate	5.2%
Commercial Services & Supplies	0.8%
All Others*	0.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
BANKS - 36.1%
Banks - 36.1%
Banco Popolare di Verona e Novara	6,900	$ 77,007
Bank of America Corp.	40,080	2,788,361
Bank of Hawaii Corp.	2,560	77,798
Bank of New York Co., Inc.	13,950	334,242
Bank One Corp.	47,920	1,751,476
Commerce Bancorp, Inc., New Jersey	9,008	389,056
Fifth Third Bancorp	18,250	1,068,538
FleetBoston Financial Corp.	20,830	506,169
Golden West Financial Corp., Delaware	10,700	768,367
IBERIABANK Corp.	3,200	128,512
Mellon Financial Corp.	6,840	178,592
National Bank of Canada	16,500	338,962
NetBank, Inc. (a)	5,900	57,112
Northern Trust Corp.	2,250	78,863
Royal Bank of Canada	12,860	473,161
SouthTrust Corp.	5,700	141,645
Sovereign Bancorp, Inc.	31,390	441,030
Synovus Financial Corp.	8,900	172,660
U.S. Bancorp, Delaware	10,160	215,595
Wachovia Corp.	36,372	1,325,396
Wells Fargo & Co.	26,300	1,232,681
		12,545,223
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Data Processing Services - 0.8%
First Data Corp.	7,530	266,637
DIVERSIFIED FINANCIALS - 29.4%
Consumer Finance - 3.0%
Capital One Financial Corp.	2,000	59,440
Farmer Mac Class C (non-vtg.) (a)	3,180	97,435
MBNA Corp.	46,705	888,329
		1,045,204
Diversified Financial Services - 26.4%
A.G. Edwards, Inc.	1,660	54,714
American Express Co.	16,940	598,829
Bear Stearns Companies, Inc.	5,180	307,692
Charles Schwab Corp.	27,810	301,739
Citigroup, Inc.	46,062	1,620,922
Euronext NV	3,200	69,579
Fannie Mae	22,350	1,437,776
Federated Investors, Inc. Class B (non-vtg.)	4,380	111,121
Freddie Mac	15,030	887,522
Goldman Sachs Group, Inc.	8,740	595,194
Investors Financial Services Corp.	6,870	188,169
J.P. Morgan Chase & Co.	33,140	795,360
LaBranche & Co., Inc. (a)	2,030	54,079
Lehman Brothers Holdings, Inc.	4,880	260,055
Merrill Lynch & Co., Inc.	17,200	652,740
Morgan Stanley	19,010	758,879

	Shares	Value (Note 1)
SLM Corp.	2,580	$ 267,959
Stilwell Financial, Inc.	11,710	153,050
Waddell & Reed Financial, Inc. Class A	1,410	27,735
		9,143,114
TOTAL DIVERSIFIED FINANCIALS		10,188,318
INSURANCE - 27.7%
Insurance Brokers - 0.6%
Marsh & McLennan Companies, Inc.	4,500	207,945
Life & Health Insurance - 5.3%
AFLAC, Inc.	19,700	593,364
Lincoln National Corp.	5,500	173,690
MetLife, Inc.	23,210	627,598
Nationwide Financial Services, Inc. Class A	7,900	226,335
Sun Life Financial Services of Canada, Inc.	12,090	205,383
		1,826,370
Multi-Line Insurance - 7.7%
Allmerica Financial Corp. (a)	9,460	95,546
American International Group, Inc.	38,710	2,239,374
Hartford Financial Services Group, Inc.	6,860	311,650
HCC Insurance Holdings, Inc.	1,820	44,772
		2,691,342
Property & Casualty Insurance - 13.0%
ACE Ltd.	13,550	397,557
Allstate Corp.	19,640	726,484
AMBAC Financial Group, Inc.	710	39,930
Berkshire Hathaway, Inc. Class B (a)	641	1,553,143
Cincinnati Financial Corp.	4,410	165,596
Fidelity National Financial, Inc.	12,200	400,526
MBIA, Inc.	4,760	208,774
Old Republic International Corp.	5,360	150,080
Radian Group, Inc.	3,725	138,384
St. Paul Companies, Inc.	11,300	384,765
Travelers Property Casualty Corp.:
Class A	20,155	295,271
Class B (a)	4,017	58,849
		4,519,359
Reinsurance - 1.1%
PartnerRe Ltd.	1,400	72,548
RenaissanceRe Holdings Ltd.	7,930	314,028
		386,576
TOTAL INSURANCE		9,631,592
REAL ESTATE - 5.2%
Real Estate Investment Trusts - 5.2%
Apartment Investment & Management Co. Class A	10,730	402,160
Cousins Properties, Inc.	3,800	93,860
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Real Estate Investment Trusts - continued
Duke Realty Corp.	5,330	$ 135,649
Equity Office Properties Trust	8,620	215,328
Equity Residential (SBI)	14,190	348,790
Pan Pacific Retail Properties, Inc.	2,300	84,019
Regency Centers Corp.	2,500	81,000
Simon Property Group, Inc.	5,000	170,350
Vornado Realty Trust	7,560	281,232
		1,812,388
TOTAL COMMON STOCKS (Cost $35,891,072)		34,444,158
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 1.43% (b)	62,031	62,031
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	607,430	607,430
TOTAL MONEY MARKET FUNDS (Cost $669,461)		669,461
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $36,560,533)	35,113,619
NET OTHER ASSETS - (1.1)%	(389,458)
NET ASSETS - 100%	$ 34,724,161
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $52,196,818 and $38,514,583, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,015 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $81,250.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $2,853,000 of which $209,000 and $2,644,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $764,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Financial Services Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $674,858) (cost $36,560,533) - See accompanying schedule		$ 35,113,619
Cash		47
Receivable for investments sold		487,535
Dividends receivable		57,454
Interest receivable		242
Redemption fees receivable		199
Other receivables		1,282
Total assets		35,660,378

Liabilities
Payable for investments purchased	$ 242,428
Payable for fund shares redeemed	43,321
Accrued management fee	17,556
Other payables and accrued expenses	25,482
Collateral on securities loaned, at value	607,430
Total liabilities		936,217

Net Assets		$ 34,724,161
Net Assets consist of:
Paid in capital		$ 40,464,358
Undistributed net investment income		133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,293,318)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,447,012)
Net Assets, for 4,114,714 shares outstanding		$ 34,724,161
Net Asset Value, offering price and redemption price per share ($34,724,161 ÷ 4,114,714 shares)		$ 8.44

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 707,856
Interest		14,546
Security lending		6,238
Total income		728,640

Expenses
Management fee	$ 215,684
Transfer agent fees	27,615
Accounting and security lending fees	60,328
Non-interested trustees' compensation	130
Custodian fees and expenses	11,945
Audit	21,767
Legal	572
Miscellaneous	4,690
Total expenses before reductions	342,731
Expense reductions	(11,557)	331,174
Net investment income (loss)		397,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,631,322)
Foreign currency transactions	(250)
Total net realized gain (loss)		(3,631,572)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,554,596)
Assets and liabilities in foreign currencies	(91)
Total change in net unrealized appreciation (depreciation)		(2,554,687)
Net gain (loss)		(6,186,259)
Net increase (decrease) in net assets resulting from operations		$ (5,788,793)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 18, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ 397,466	$ 56,512
Net realized gain (loss)	(3,631,572)	(668,627)
Change in net unrealized appreciation (depreciation)	(2,554,687)	1,107,675
Net increase (decrease) in net assets resulting from operations	(5,788,793)	495,560
Distributions to shareholders from net investment income	(408,632)	(58,630)
Share transactions Net proceeds from sales of shares	25,828,772	29,161,513
Reinvestment of distributions	408,632	58,630
Cost of shares redeemed	(14,435,823)	(604,861)
Net increase (decrease) in net assets resulting from share transactions	11,801,581	28,615,282
Redemption fees	51,277	16,516
Total increase (decrease) in net assets	5,655,433	29,068,728

Net Assets
Beginning of period	29,068,728	-
End of period (including undistributed net investment income of $133 and $0, respectively)	$ 34,724,161	$ 29,068,728
Other Information Shares
Sold	2,716,013	3,076,210
Issued in reinvestment of distributions	48,589	6,051
Redeemed	(1,664,667)	(67,482)
Net increase (decrease)	1,099,935	3,014,779

Financial Highlights

Years ended December 31,	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.03
Net realized and unrealized gain (loss)	(1.21)	(.38) F
Total from investment operations	(1.11)	(.35)
Distributions from net investment income	(.10)	(.02)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 8.44	$ 9.64
Total Return B, C, D	(11.41)%	(3.40)%
Ratios to Average Net Assets H
Expenses before expense reductions	.92%	1.40% A
Expenses net of voluntary waivers, if any	.92%	1.40% A
Expenses net of all reductions	.89%	1.37% A
Net investment income (loss)	1.07%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,724	$ 29,069
Portfolio turnover rate	107%	114% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period July 18, 2001 (commencement of operations) to December 31, 2001.

H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Fidelity Variable Insurance Products: Health Care Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Health Care	-17.08%	-10.82%
S&P 500	-22.10%	-18.29%
GS Health Care	-21.04%	-13.90%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 18, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Health Care Portfolio on July 18, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Health Care Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steven Calhoun, Portfolio Manager of Health Care Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period that ended December 31, 2002, the fund outperformed the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - which declined 21.04%. The fund also outperformed the Standard & Poor's 500 Index, which lost 22.10% for the same period.

Q. How did the fund achieve its outperformance of its indexes during the one-year period?

A. The primary reason for the fund's outperformance relative to the Goldman Sachs index was its overweighted position in the health care equipment industry, which did particularly well during the past year. The fund outperformed the broader market, as represented by the S&P 500, because health care - despite some areas of weakness - did comparatively well in this stock market downturn.

Q. Why did the health care equipment stocks fare so well?

A. As I mentioned in my report to shareholders six months ago, two broad trends are driving this market. The first is drug-coated stents, and the second is the MADIT II Trial for ICDs. Drug-coated stents, which proved to be effective in lowering restenosis rates (reblockage of arteries) and risk of infection after surgery, are expected to receive approval for use and sale in the U.S. sometime in March 2003. Johnson & Johnson, the largest position in the fund at period end and a top contributor to performance over the past year, is expected to be first to market with the new stents. The company's first-mover advantage - it's anticipated to be nine to 12 months ahead of its competitors - along with its reasonable valuation and good growth prospects continued to make it an attractive investment. Boston Scientific also was a top contributor as its stock rose on the hopes of its drug-coated stent product launch, which is expected in early 2004. The second major trend involves ICDs - Implantable Cardioverter Defibrillators - which are designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. The MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of patients requiring ICD implants had increased exponentially, boosted sales growth estimates for the devices. The stocks of both St. Jude Medical and Medtronic benefited from this study and were among the fund's top performers. A relatively new development also has occurred in the CRM - cardiac rhythm management - market. This involves the recent introduction of heart failure, or resynchronization, devices designed to reduce the number of fatal heart attacks.

Q. What was your approach to other industries within the health care sector?

A. Over the past few months I've selectively added to my positions within pharmaceuticals. While I'm still underweighted relative to the Goldman Sachs index, I've closed the gap somewhat. I've been looking for stocks with attractive valuations that have good product pipelines for the next couple of years. Merck, which did well over the past 12 months, is a prime example of that strategy paying off. Abbott Laboratories and Schering-Plough, although detractors during the period, recently received approval for new drug launches that I think will positively affect their earnings. In the hospital services area, I've reduced my holdings as the industry's earnings declined due to economy-related budget tightening. I continue to be selective within that industry and to look for HMO UnitedHealth Group and hospital company HCA to continue their positive growth. On the negative side, hospital stock Tenet Healthcare was a big detractor from performance. However, I continued to own the stock and, in fact, added to my position, since I believed the worst of the bad news about reimbursement difficulties was behind it and had been priced into the stock's valuation. Positive stock selection and an underweighted position in the troubled biotech group added modestly to performance. While I remained cautious on biotech due to expensive valuations and unfavorable performance, I continued to look for appropriate opportunities. Medimmune is an example. Although the stock fared poorly during the year, I continued to own it because I felt its prospects were good. The company received positive news about its recently developed influenza vaccine, called FluMist, and has been actively pursuing Food and Drug Administration approval in order to bring the first - and only - vaccine of its kind to market.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe the strong product pipeline within the health care equipment area may continue to help keep the health care industry a relatively safe haven during a time of turbulent stock market activity. However, I will not rely merely on that expectation and will continue to focus on stock selection, looking for companies within all sectors of the health care arena that have strong earnings growth potential.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2002, more than $47 million

Manager: Steven Calhoun, since 2002; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Johnson & Johnson	9.3
Merck & Co., Inc.	9.0
Pfizer, Inc.	7.0
Abbott Laboratories	6.7
Medtronic, Inc.	6.0
38.0
Top Industries as of December 31, 2002
% of fund's net assets
Pharmaceuticals	55.1%
Health Care Equipment & Supplies	27.5%
Health Care Providers & Services	11.0%
Biotechnology	5.4%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 5.4%
Biotechnology - 5.4%
Biogen, Inc. (a)	12,100	$ 484,726
Genzyme Corp. - General Division (a)	9,200	272,044
Gilead Sciences, Inc. (a)	9,780	332,520
IDEC Pharmaceuticals Corp. (a)	9,600	318,432
MedImmune, Inc. (a)	33,830	919,161
Neurocrine Biosciences, Inc. (a)	5,400	246,564
		2,573,447
HEALTH CARE EQUIPMENT & SUPPLIES - 27.5%
Health Care Equipment - 26.3%
Baxter International, Inc.	75,250	2,107,000
Biomet, Inc.	25,865	741,291
Boston Scientific Corp. (a)	54,410	2,313,513
CTI Molecular Imaging, Inc.	19,000	468,540
Hillenbrand Industries, Inc.	2,400	115,944
Medtronic, Inc.	62,560	2,852,736
St. Jude Medical, Inc. (a)	61,560	2,445,163
Stryker Corp.	3,800	255,056
Varian Medical Systems, Inc. (a)	18,920	938,432
Zimmer Holdings, Inc. (a)	6,075	252,234
		12,489,909
Health Care Supplies - 1.2%
Alcon, Inc.	12,100	477,345
Edwards Lifesciences Corp. (a)	4,300	109,521
		586,866
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		13,076,775
HEALTH CARE PROVIDERS & SERVICES - 11.0%
Health Care Distributors & Services - 2.6%
Accredo Health, Inc. (a)	6,900	243,225
AdvancePCS Class A (a)	10,900	242,089
AmerisourceBergen Corp.	14,100	765,771
		1,251,085
Health Care Facilities - 3.6%
Community Health Systems, Inc. (a)	9,000	185,310
HCA, Inc.	25,700	1,066,550
Tenet Healthcare Corp. (a)	27,250	446,900
		1,698,760
Managed Health Care - 4.8%
Anthem, Inc. (a)	5,440	342,176
UnitedHealth Group, Inc.	17,700	1,477,950
Wellpoint Health Networks, Inc. (a)	6,300	448,308
		2,268,434
TOTAL HEALTH CARE PROVIDERS & SERVICES		5,218,279
PHARMACEUTICALS - 55.1%
Pharmaceuticals - 55.1%
Abbott Laboratories	80,120	3,204,800

	Shares	Value (Note 1)
Barr Laboratories, Inc. (a)	5,700	$ 371,013
Bristol-Myers Squibb Co.	22,650	524,348
Eli Lilly & Co.	43,300	2,749,550
Forest Laboratories, Inc. (a)	6,100	599,142
Johnson & Johnson	81,940	4,400,998
Merck & Co., Inc.	75,880	4,295,567
Pfizer, Inc.	108,960	3,330,907
Pharmacia Corp.	44,900	1,876,820
Sanofi-Synthelabo SA sponsored ADR (a)	17,000	516,800
Schering-Plough Corp.	84,950	1,885,890
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,100	235,521
Wyeth	57,820	2,162,468
		26,153,824
TOTAL COMMON STOCKS (Cost $48,037,111)		47,022,325
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.43% (b)	301,151	301,151
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	1,055,329	1,055,329
TOTAL MONEY MARKET FUNDS (Cost $1,356,480)		1,356,480
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $49,393,591)	48,378,805
NET OTHER ASSETS - (1.9)%	(908,159)
NET ASSETS - 100%	$ 47,470,646
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $90,397,532 and $88,052,657, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,755 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $5,750,000 all of which will expire on December 31, 2010.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $1,309,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,042,166) (cost $49,393,591) - See accompanying schedule		$ 48,378,805
Receivable for investments sold		215,937
Receivable for fund shares sold		148
Dividends receivable		79,841
Interest receivable		779
Redemption fees receivable		10
Other receivables		3,604
Total assets		48,679,124

Liabilities
Payable for investments purchased	$ 99,498
Payable for fund shares redeemed	4,876
Accrued management fee	23,542
Other payables and accrued expenses	25,233
Collateral on securities loaned, at value	1,055,329
Total liabilities		1,208,478

Net Assets		$ 47,470,646
Net Assets consist of:
Paid in capital		$ 58,365,514
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,880,082)
Net unrealized appreciation (depreciation) on investments		(1,014,786)
Net Assets, for 5,643,653 shares outstanding		$ 47,470,646
Net Asset Value, offering price and redemption price per share ($47,470,646 ÷ 5,643,653 shares)		$ 8.41

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 601,876
Interest		39,225
Security lending		5,057
Total income		646,158

Expenses
Management fee	$ 318,724
Transfer agent fees	39,060
Accounting and security lending fees	60,426
Non-interested trustees' compensation	197
Custodian fees and expenses	11,310
Audit	23,255
Legal	878
Miscellaneous	6,249
Total expenses before reductions	460,099
Expense reductions	(28,041)	432,058
Net investment income (loss)		214,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,058,849)
Foreign currency transactions	(590)
Total net realized gain (loss)		(9,059,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,344,254)
Assets and liabilities in foreign currencies	(11)
Total change in net unrealized appreciation (depreciation)		(2,344,265)
Net gain (loss)		(11,403,704)
Net increase (decrease) in net assets resulting from operations		$ (11,189,604)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 18, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ 214,100	$ 21,909
Net realized gain (loss)	(9,059,439)	(712,742)
Change in net unrealized appreciation (depreciation)	(2,344,265)	1,329,479
Net increase (decrease) in net assets resulting from operations	(11,189,604)	638,646
Distributions to shareholders from net investment income	(169,436)	-
Distributions to shareholders from net realized gain	(66,399)	(118,225)
Total distributions	(235,835)	(118,225)
Share transactions Net proceeds from sales of shares	19,472,845	71,421,465
Reinvestment of distributions	235,835	118,225
Cost of shares redeemed	(22,085,216)	(10,968,598)
Net increase (decrease) in net assets resulting from share transactions	(2,376,536)	60,571,092
Redemption fees	43,628	137,480
Total increase (decrease) in net assets	(13,758,347)	61,228,993
Net Assets
Beginning of period	61,228,993	-
End of period	$ 47,470,646	$ 61,228,993
Other Information Shares
Sold	2,104,080	7,098,481
Issued in reinvestment of distributions	27,301	11,467
Redeemed	(2,497,855)	(1,099,821)
Net increase (decrease)	(366,474)	6,010,127

Financial Highlights

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.01
Net realized and unrealized gain (loss)	(1.79)	.16
Total from investment operations	(1.75)	.17
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.01)	(.02)
Total distributions	(.04)	(.02)
Redemption fees added to paid in capital E	.01	.04
Net asset value, end of period	$ 8.41	$ 10.19
Total Return B, C, D	(17.08)%	2.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	1.01% A
Expenses net of voluntary waivers, if any	.84%	1.01% A
Expenses net of all reductions	.79%	1.00% A
Net investment income (loss)	.39%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,471	$ 61,229
Portfolio turnover rate	166%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Fidelity Variable Insurance Products: Natural Resources Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Natural Resources	-11.58%	-10.10%
S&P 500	-22.10%	-18.66%
GS Natural Resources	-12.99%	-12.47%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 19, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Natural Resources Portfolio on July 19, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager Photograph)

Note to shareholders: The following is an interview with John Porter, Portfolio Manager of Natural Resources Portfolio for the period covered by this report, with additional comments from Pratima Abichandani, who became manager of the fund on January 1, 2003.

Q. How did the fund perform, John?

J.P. It posted a loss but did well on a relative basis. For the 12 months ending December 31, 2002, the fund outperformed the -12.99% return of the Goldman Sachs Natural Resources Index, an index of 115 stocks that reflect the performance of companies in the natural resources sector. The fund also beat the -22.10% mark posted by the broadly based Standard & Poor's 500 Index.

Q. Why did the fund outperform its two indexes?

J.P. The natural resources sector, whose components are mostly energy companies, was once again a relatively safe place to be, as energy stocks declined less on average than stocks in most other sectors, giving the fund an edge over the S&P 500. In the aftermath of the late 1990s speculative bubble, investors have displayed an affinity for companies with solid cash flows and balance sheets - characteristics common to many natural resources companies. Compared with the Goldman Sachs index, the fund benefited from its more limited exposure to energy trading companies, which did poorly in the wake of the Enron scandal. Additionally, overweighting energy services stocks helped our relative performance, though not as much as I expected. With rising energy prices - crude oil trended irregularly higher throughout 2002 and ended the year above $30 per barrel - I expected that stronger cash flows for exploration and production companies would stimulate a new cycle of capital spending, directly benefiting energy services companies. Cash flows did improve, but there was more caution on the capital spending front than I anticipated - perhaps because of uncertainty about developments in Iraq and the Venezuelan labor strike.

Q. What about factors that held back the fund's relative performance?

J.P. My stock selection in the integrated oil and gas category was a negative influence. I preferred to own the big integrateds that had recently completed mergers because I saw more value there. However, the post-merger financial results of one the fund's integrated holdings was a lot weaker than I expected. Moreover, there was a flight to quality in the industry and in the broader market that benefited Exxon Mobil, where we had a significant underweighting versus the benchmark.

Q. Looking at individual holdings, which ones made positive contributions to the fund's performance?

J.P. The best performers on an absolute basis were all energy services stocks - Weatherford International, Noble Drilling, Smith International and Cooper Cameron. All four benefited from the expectation of more liberal spending on exploration as a result of rising energy prices. On a relative basis, not owning bankrupt energy trader Williams Companies also provided a significant boost to the fund's relative results, as did a large underweighting in Dynegy, another energy trading firm. The fund owned no Dynegy stock by the end of the period.

Q. Which holdings detracted from performance?

J.P. ChevronTexaco, a large integrated oil company resulting from the merger of Chevron and Texaco, was the fund's biggest detractor and its second-largest holding at the end of the period. Although the company has reported uneven results since the merger closed late in 2001, I viewed these disappointments as normal growing pains that reflected the efforts of two huge companies to combine their operations. El Paso also detracted from performance, plagued by investors' concerns about its energy trading operations. However, a relatively small portion of El Paso's value comes from energy trading - it has attractive refining operations, as well as oil and gas field assets. I believe investors overreacted in selling the stock so aggressively. Aluminum producer Alcoa also made the list of largest detractors. A delayed global economic recovery negatively affected aluminum prices.

Q. Turning to you, Pratima, what's your outlook?

P.A. Investors' concerns about the strike in Venezuela and the possibility of war with Iraq have added a premium to crude oil prices above what would be justified by normal supply and demand considerations. I will be watching these two developments very carefully going forward. The other salient fact about the energy markets currently is the apparent decoupling of commodity prices from trends in capital spending by the exploration and production companies. Together with Fidelity's energy analysts, I will continue to monitor the situation and try to determine if we are just experiencing an unusually long lag between higher prices and a new cycle of capital spending, or whether there has been some fundamental change in the relationship between these two factors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2002, more than $20 million

Manager: Pratima Abichandani, since January 2003; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
ConocoPhillips	9.2
ChevronTexaco Corp.	8.1
Schlumberger Ltd. (NY Shares)	4.2
Newmont Mining Corp. Holding Co.	3.6
BP PLC sponsored ADR	3.4
28.5
Top Industries as of December 31, 2002
% of fund's net assets
Oil & Gas	48.8%
Energy Equipment & Services	31.1%
Metals & Mining	12.1%
Paper & Forest Products	3.8%
Containers & Packaging	1.2%
All Others*	3.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
McDermott International, Inc. (a)	70	$ 307
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Packaging Corp. of America (a)	4,890	89,194
Smurfit-Stone Container Corp. (a)	10,110	155,603
		244,797
ENERGY EQUIPMENT & SERVICES - 31.1%
Oil & Gas Drilling - 13.8%
Diamond Offshore Drilling, Inc.	7,260	158,631
Dril-Quip, Inc. (a)	620	10,478
ENSCO International, Inc.	14,700	432,915
GlobalSantaFe Corp.	12,306	299,282
Grey Wolf, Inc. (a)	19,500	77,805
Helmerich & Payne, Inc.	800	22,328
Nabors Industries Ltd. (a)	7,300	257,471
National-Oilwell, Inc. (a)	11,250	245,700
Noble Corp. (a)	14,130	496,670
Patterson-UTI Energy, Inc. (a)	3,500	105,595
Precision Drilling Corp. (a)	3,800	123,138
Pride International, Inc. (a)	7,100	105,790
Rowan Companies, Inc.	8,600	195,220
Transocean, Inc.	8,520	197,664
Varco International, Inc. (a)	6,100	106,140
		2,834,827
Oil & Gas Equipment & Services - 17.3%
Baker Hughes, Inc.	13,380	430,702
BJ Services Co. (a)	6,000	193,860
Cal Dive International, Inc. (a)	2,510	58,985
Cooper Cameron Corp. (a)	4,100	204,262
Global Industries Ltd. (a)	5,740	23,936
Grant Prideco, Inc. (a)	13,800	160,632
Halliburton Co.	6,000	112,260
Hydril Co. (a)	1,310	30,877
Key Energy Services, Inc. (a)	1,490	13,365
Newpark Resources, Inc. (a)	4,990	21,707
Oceaneering International, Inc. (a)	1,720	42,553
Schlumberger Ltd. (NY Shares)	20,360	856,952
Smith International, Inc. (a)	17,040	555,845
Tidewater, Inc.	4,030	125,333
Trican Well Service Ltd. (a)	140	1,799
W-H Energy Services, Inc. (a)	2,980	43,478
Weatherford International Ltd. (a)	17,000	678,810
		3,555,356
TOTAL ENERGY EQUIPMENT & SERVICES		6,390,183

	Shares	Value (Note 1)
GAS UTILITIES - 1.1%
Gas Utilities - 1.1%
Kinder Morgan Management LLC	1,400	$ 44,226
Kinder Morgan, Inc.	4,470	188,947
		233,173
METALS & MINING - 12.1%
Aluminum - 4.4%
Alcan, Inc.	9,820	289,360
Alcoa, Inc.	26,890	612,554
		901,914
Diversified Metals & Mining - 2.0%
Arch Coal, Inc.	1,810	39,078
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	14,380	241,296
Massey Energy Corp.	4,210	40,921
Phelps Dodge Corp. (a)	2,400	75,960
		397,255
Gold - 5.7%
Barrick Gold Corp.	16,190	250,732
Goldcorp, Inc.	15,000	191,376
Newmont Mining Corp. Holding Co.	25,200	731,556
		1,173,664
TOTAL METALS & MINING		2,472,833
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
Multi-Utilities & Unreg. Power - 0.4%
El Paso Corp.	12,870	89,575
OIL & GAS - 48.8%
Integrated Oil & Gas - 33.2%
Amerada Hess Corp.	1,700	93,585
BP PLC sponsored ADR	17,240	700,806
ChevronTexaco Corp.	25,000	1,662,000
ConocoPhillips	38,881	1,881,450
ENI Spa sponsored ADR	600	47,094
Exxon Mobil Corp.	18,900	660,366
Murphy Oil Corp.	5,200	222,820
Occidental Petroleum Corp.	19,800	563,310
Petroleo Brasileiro SA Petrobras sponsored ADR	5,900	88,146
Royal Dutch Petroleum Co. (NY Shares)	11,750	517,235
Suncor Energy, Inc.	17,640	277,115
TotalFinaElf SA sponsored ADR	1,410	100,815
		6,814,742
Oil & Gas Exploration & Production - 12.5%
Anadarko Petroleum Corp.	2,100	100,590
Apache Corp.	4,100	233,659
Burlington Resources, Inc.	6,400	272,960
Chesapeake Energy Corp.	5,370	41,564
Cimarex Energy Co. (a)	425	7,608
CNOOC Ltd. sponsored ADR	2,030	52,882
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Oil & Gas Exploration & Production - continued
Devon Energy Corp.	7,100	$ 325,890
EnCana Corp.	11,518	357,342
EOG Resources, Inc.	6,200	247,504
Kerr-McGee Corp.	1,710	75,753
Newfield Exploration Co. (a)	1,560	56,238
Ocean Energy, Inc.	4,870	97,254
Pioneer Natural Resources Co. (a)	3,030	76,508
Pogo Producing Co.	2,900	108,025
Spinnaker Exploration Co. (a)	2,600	57,330
Talisman Energy, Inc.	7,160	258,886
Tom Brown, Inc. (a)	1,230	30,873
Unocal Corp.	5,580	170,636
		2,571,502
Oil & Gas Refining & Marketing & Transportation - 3.1%
Premcor, Inc.	4,900	108,927
Sunoco, Inc.	3,200	106,176
Valero Energy Corp.	11,500	424,810
		639,913
TOTAL OIL & GAS		10,026,157
PAPER & FOREST PRODUCTS - 3.8%
Forest Products - 1.2%
Slocan Forest Products Ltd. (a)	8,340	39,782
TimberWest Forest Corp. unit	3,060	23,354
Weyerhaeuser Co.	3,500	172,235
		235,371
Paper Products - 2.6%
Bowater, Inc.	1,700	71,315
International Paper Co.	8,920	311,932
MeadWestvaco Corp.	5,517	136,325
Wausau-Mosinee Paper Corp.	1,730	19,411
		538,983
TOTAL PAPER & FOREST PRODUCTS		774,354
TOTAL COMMON STOCKS (Cost $22,507,493)		20,231,379
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b) (Cost $377,206)	377,206	$ 377,206
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $22,884,699)	20,608,585
NET OTHER ASSETS - (0.3)%	(71,818)
NET ASSETS - 100%	$ 20,536,767
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $30,845,809 and $16,975,373, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $307 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.8%
Canada	8.8
Netherlands Antilles	4.2
Cayman Islands	3.9
United Kingdom	3.4
Netherlands	2.5
Others (individually less than 1%)	1.4
100.0%
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $2,361,000 of which $97,000 and $2,264,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $208,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Natural Resources Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $22,884,699) - See accompanying schedule		$ 20,608,585
Dividends receivable		20,771
Interest receivable		357
Total assets		20,629,713

Liabilities
Payable to custodian bank	$ 177
Payable for fund shares redeemed	60,053
Accrued management fee	9,967
Other payables and accrued expenses	22,749
Total liabilities		92,946

Net Assets		$ 20,536,767
Net Assets consist of:
Paid in capital		$ 25,794,152
Undistributed net investment income		1,259
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,982,503)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,276,141)
Net Assets, for 2,417,811 shares outstanding		$ 20,536,767
Net Asset Value, offering price and redemption price per share ($20,536,767 ÷ 2,417,811 shares)		$ 8.49

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 366,418
Interest		26,154
Total income		392,572

Expenses
Management fee	$ 128,151
Transfer agent fees	17,369
Accounting fees and expenses	60,067
Non-interested trustees' compensation	186
Custodian fees and expenses	12,182
Audit	23,121
Legal	329
Miscellaneous	2,645
Total expenses before reductions	244,050
Expense reductions	(5,764)	238,286
Net investment income (loss)		154,286
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,355,696)
Foreign currency transactions	(1,058)
Total net realized gain (loss)		(2,356,754)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,623,783)
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		(2,623,772)
Net gain (loss)		(4,980,526)
Net increase (decrease) in net assets resulting from operations		$ (4,826,240)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 19, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ 154,286	$ 18,742
Net realized gain (loss)	(2,356,754)	(626,856)
Change in net unrealized appreciation (depreciation)	(2,623,772)	347,631
Net increase (decrease) in net assets resulting from operations	(4,826,240)	(260,483)
Distributions to shareholders from net investment income	(158,232)	(12,669)
Share transactions Net proceeds from sales of shares	25,890,586	14,439,438
Reinvestment of distributions	158,232	12,669
Cost of shares redeemed	(12,908,987)	(1,872,595)
Net increase (decrease) in net assets resulting from share transactions	13,139,831	12,579,512
Redemption fees	55,652	19,396
Total increase (decrease) in net assets	8,211,011	12,325,756

Net Assets
Beginning of period	12,325,756	-
End of period (including undistributed net investment income of $1,259 and undistributed net investment income of $6,024, respectively)	$ 20,536,767	$ 12,325,756
Other Information Shares
Sold	2,616,343	1,474,914
Issued in reinvestment of distributions	18,544	1,297
Redeemed	(1,490,179)	(203,108)
Net increase (decrease)	1,144,708	1,273,103

Financial Highlights

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.02
Net realized and unrealized gain (loss)	(1.20)	(.35)
Total from investment operations	(1.14)	(.33)
Distributions from net investment income	(.07)	(.01)
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 8.49	$ 9.68
Total Return B, C, D	(11.58)%	(3.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.10%	2.11% A
Expenses net of voluntary waivers, if any	1.10%	1.50% A
Expenses net of all reductions	1.08%	1.44% A
Net investment income (loss)	.70%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,537	$ 12,326
Portfolio turnover rate	83%	129% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 19, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Naural Resources Portfolio

Fidelity Variable Insurance Products: Technology Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Technology	-37.79%	-30.79%
S&P 500	-22.10%	-18.66%
GS Technology	-40.27%	-33.40%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 226 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 19, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Technology Portfolio on July 19, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Technology Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Sonu Kalra, Portfolio Manager of Technology Portfolio

Q. How did the fund perform, Sonu?

A. It was a challenging year for the fund. For the 12 months ending December 31, 2002, the fund outperformed the -40.27% return of the Goldman Sachs Technology Index, an index of 226 stocks designed to track the performance of companies in the technology sector. However, it significantly underperformed the -22.10% return of the Standard & Poor's 500 Index.

Q. Why did the fund trail the S&P 500 but beat the Goldman Sachs index during the period?

A. Once again, technology was one of the market's worst-performing sectors, which explains why the fund trailed the broadly based S&P 500. Versus the Goldman Sachs index, the fund benefited from an underweighting in the extremely weak wireline telecommunications equipment industry. I avoided or underweighted those companies because I could see that many of their customers were experiencing financial difficulties and were in no position to spend large sums of money on new equipment. The fund also benefited from overweighting Internet portal and content stocks. On the downside, an overweighting and unfavorable stock selection in semiconductors detracted from the fund's performance compared with the Goldman Sachs index.

Q. How was the fund positioned during the period?

A. I'd describe it as a barbell approach. On the one hand, the fund had substantial investments in companies that were taking market share and that I thought could do well virtually regardless of the economic environment. Examples of this kind of company included Microsoft, Dell Computer and Cisco Systems. At the other end of the barbell were companies that are more economically sensitive, a category that includes semiconductor manufacturers. Early in the period, most people thought we were going to see a recovery in information technology (IT) spending. You can quickly be left behind if you're not already positioned once the market begins to advance, so I felt it was important to buy semiconductor stocks early. Unfortunately, the anticipated spending recovery never materialized and valuations contracted. Moreover, most of the major chip manufacturers had to lower their earnings guidance during the period, knocking share prices even lower.

Q. Which stocks helped the fund's performance during the period?

A. Data storage manufacturer EMC was the fund's top contributor on an absolute basis. In the fourth quarter, the company preannounced lower-than-expected results, and its share price sank down to what I felt was an attractive level at around two times the cash on its balance sheet. The fund already owned some EMC, and I bought more in the fourth quarter when technology stocks turned in a nice rally in which EMC participated. One stock that helped on a relative basis but hurt absolute returns was Microsoft, the fund's top holding, which averaged 11.8% of net assets during the period. I liked the software giant's recent transformation to a subscription basis for its software licensing, which decoupled its revenue stream from the more cyclical personal computer market. I'll also mention Yahoo! as a beneficial holding. Unlike rival AOL, Yahoo! didn't structure long-term advertising deals that were later subject to renegotiation at much less favorable terms. I think of Yahoo! as essentially a media company, and on that basis it was attractively valued given its growing user base.

Q. Which stocks detracted from performance?

A. Intel was the largest detractor on an absolute basis, although I underweighted it compared with the benchmark. The expected rebound in personal computer demand failed to occur, and buyers were price-sensitive about buying machines with the fastest microprocessors, which historically have provided Intel with its highest profit margins. Another detractor was Computer Associates, which suffered from sluggish demand for its software and probes by the Securities and Exchange Commission and the Department of Justice into its accounting practices. Peregrine Systems also encountered accounting problems and subsequently declared bankruptcy. The fund did not own Computer Associates or Peregrine Systems at the end of the period.

Q. What's your outlook, Sonu?

A. While IT spending fell in 2002, it is projected to be flat for 2003, so I am cautiously optimistic going forward. It will still be important to pick our spots carefully until the supply/demand picture improves further. I will continue to stay in close touch with chief technology officers and chief information officers at the various companies I follow, as well as with third-party information sources, such as suppliers, competitors, salespeople and so on. I believe that's the best way to stay ahead of the curve on changes in demand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2002, more than $32 million

Manager: Sonu Kalra, since 2002; joined Fidelity in 1998

3

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	11.8
Cisco Systems, Inc.	7.7
Dell Computer Corp.	6.6
International Business Machines Corp.	4.6
EMC Corp.	3.6
34.3
Top Industries as of December 31, 2002
% of fund's net assets
Software	23.3%
Semiconductor Equipment & Products	21.9%
Computers & Peripherals	20.5%
Communications Equipment	12.9%
Media	4.2%
All Others*	17.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 4.1%
Data Processing Services - 3.6%
Ceridian Corp. (a)	2,700	$ 38,934
First Data Corp.	19,180	679,164
Paychex, Inc.	13,740	383,346
Sabre Holdings Corp. Class A (a)	3,800	68,818
		1,170,262
Diversified Commercial Services - 0.5%
ChoicePoint, Inc. (a)	4,353	171,900
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,342,162
COMMUNICATIONS EQUIPMENT - 12.9%
Networking Equipment - 9.3%
3Com Corp. (a)	26,100	120,843
Brocade Communications Systems, Inc. (a)	16,700	69,138
Cisco Systems, Inc. (a)	194,900	2,553,190
Enterasys Networks, Inc. (a)	18,400	28,704
Extreme Networks, Inc. (a)	10,200	33,354
Finisar Corp. (a)	38,100	36,195
McDATA Corp. Class A (a)	12,200	86,620
Netscreen Technologies, Inc.	8,200	138,088
		3,066,132
Telecommunications Equipment - 3.6%
Corning, Inc. (a)	13,600	45,016
Motorola, Inc.	65,460	566,229
Nokia Corp. sponsored ADR	17,000	263,500
QUALCOMM, Inc. (a)	8,500	309,315
		1,184,060
TOTAL COMMUNICATIONS EQUIPMENT		4,250,192
COMPUTERS & PERIPHERALS - 20.5%
Computer Hardware - 16.6%
Apple Computer, Inc. (a)	17,200	246,476
Compal Electronics, Inc.	49,000	50,909
Dell Computer Corp. (a)	81,230	2,172,090
Gateway, Inc. (a)	26,200	82,268
Hewlett-Packard Co.	63,408	1,100,763
International Business Machines Corp.	19,610	1,519,775
Sun Microsystems, Inc. (a)	90,600	281,766
		5,454,047
Computer Storage & Peripherals - 3.9%
EMC Corp. (a)	192,900	1,184,406
Logitech International SA sponsored ADR (a)	1,900	57,969
Network Appliance, Inc. (a)	5,800	58,000
		1,300,375
TOTAL COMPUTERS & PERIPHERALS		6,754,422

	Shares	Value (Note 1)
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Integrated Telecommunication Services - 0.4%
Qwest Communications International, Inc. (a)	27,300	$ 136,500
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
Electronic Equipment & Instruments - 2.2%
Agilent Technologies, Inc. (a)	16,840	302,446
Flextronics International Ltd. (a)	18,150	148,649
Sanmina-SCI Corp. (a)	11,700	52,533
Vishay Intertechnology, Inc. (a)	19,800	221,364
		724,992
INTERNET & CATALOG RETAIL - 0.2%
Catalog Retail - 0.2%
USA Interactive (a)	3,700	84,804
INTERNET SOFTWARE & SERVICES - 3.4%
Internet Software & Services - 3.4%
EarthLink, Inc. (a)	21,600	117,720
Overture Services, Inc. (a)	6,300	172,053
Yahoo!, Inc. (a)	51,320	839,082
		1,128,855
IT CONSULTING & SERVICES - 0.1%
IT Consulting & Services - 0.1%
ManTech International Corp. Class A	1,300	24,791
MEDIA - 4.2%
Advertising - 0.0%
TMP Worldwide, Inc. (a)	1,000	11,310
Broadcasting & Cable TV - 1.6%
Clear Channel Communications, Inc. (a)	10,300	384,087
Emmis Communications Corp. Class A (a)	3,400	70,822
Liberty Media Corp. Class A (a)	7,100	63,474
		518,383
Movies & Entertainment - 2.6%
AOL Time Warner, Inc. (a)	48,910	640,721
Viacom, Inc. Class B (non-vtg.) (a)	5,200	211,952
		852,673
TOTAL MEDIA		1,382,366
OFFICE ELECTRONICS - 0.3%
Office Electronics - 0.3%
IKON Office Solutions, Inc.	16,000	114,400
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 21.9%
Semiconductor Equipment - 3.6%
Applied Materials, Inc. (a)	32,640	425,299
ASML Holding NV (NY Shares) (a)	9,400	78,584
Axcelis Technologies, Inc. (a)	5,500	30,850
KLA-Tencor Corp. (a)	6,000	212,220
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Semiconductor Equipment - continued
LAM Research Corp. (a)	5,600	$ 60,480
Novellus Systems, Inc. (a)	6,700	188,136
Teradyne, Inc. (a)	8,500	110,585
Varian Semiconductor Equipment Associates, Inc. (a)	2,700	64,155
		1,170,309
Semiconductors - 18.3%
Advanced Micro Devices, Inc. (a)	10,400	67,184
Agere Systems, Inc.:
Class A (a)	136,910	197,150
Class B (a)	24,300	34,020
Altera Corp. (a)	5,800	71,514
Analog Devices, Inc. (a)	16,900	403,403
Broadcom Corp. Class A (a)	36,100	543,666
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,000	3,940
ChipPAC, Inc. Class A (a)	13,500	47,925
Conexant Systems, Inc. (a)	50,300	80,983
Cree, Inc. (a)	1,400	22,890
Fairchild Semiconductor International, Inc. Class A (a)	25,800	276,318
Infineon Technologies AG sponsored ADR (a)	7,200	51,768
Intel Corp.	37,940	590,726
Intersil Corp. Class A (a)	7,560	105,386
Linear Technology Corp.	8,000	205,760
Marvell Technology Group Ltd. (a)	11,200	211,232
Maxim Integrated Products, Inc.	4,300	142,072
Micrel, Inc. (a)	12,500	112,250
Micron Technology, Inc. (a)	62,260	606,412
National Semiconductor Corp. (a)	23,800	357,238
NVIDIA Corp. (a)	14,600	168,046
Samsung Electronics Co. Ltd.	700	185,321
Skyworks Solutions, Inc. (a)	4,000	34,480
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	25,000	176,250
Texas Instruments, Inc.	70,300	1,055,203
United Microelectronics Corp. sponsored ADR (a)	22,200	74,592
Xilinx, Inc. (a)	10,200	210,120
		6,035,849
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		7,206,158

	Shares	Value (Note 1)
SOFTWARE - 23.3%
Application Software - 5.4%
Activision, Inc. (a)	2,300	$ 33,557
Altiris, Inc.	900	14,328
Autodesk, Inc.	12,000	171,600
BEA Systems, Inc. (a)	34,300	393,421
Business Objects SA sponsored ADR (a)	3,000	45,000
Cadence Design Systems, Inc. (a)	6,200	73,098
Citrix Systems, Inc. (a)	8,900	109,648
Macromedia, Inc. (a)	10,600	112,890
Mentor Graphics Corp. (a)	3,600	28,296
PeopleSoft, Inc. (a)	4,900	89,670
Quest Software, Inc. (a)	33,462	344,993
Rational Software Corp. (a)	15,300	158,967
Siebel Systems, Inc. (a)	21,000	157,080
Synopsys, Inc. (a)	1,100	50,765
		1,783,313
Systems Software - 17.9%
Adobe Systems, Inc.	6,920	171,623
Check Point Software Technologies Ltd. (a)	15,700	203,629
Legato Systems, Inc. (a)	82,920	417,088
Micromuse, Inc. (a)	100	382
Microsoft Corp. (a)	75,400	3,898,179
Network Associates, Inc. (a)	10,140	163,153
Oracle Corp. (a)	68,500	739,800
Red Hat, Inc. (a)	20,260	119,737
StorageNetworks, Inc. (a)	40,100	46,516
VERITAS Software Corp. (a)	9,900	154,638
		5,914,745
TOTAL SOFTWARE		7,698,058
SPECIALTY RETAIL - 1.1%
Computer & Electronics Retail - 1.0%
Best Buy Co., Inc. (a)	6,500	156,975
CDW Computer Centers, Inc. (a)	1,100	48,235
Circuit City Stores, Inc. - Circuit City Group	15,800	117,236
		322,446
Specialty Stores - 0.1%
Hollywood Entertainment Corp. (a)	1,800	27,180
TOTAL SPECIALTY RETAIL		349,626
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	23,800	84,014
AT&T Wireless Services, Inc. (a)	9,400	53,110
Nextel Communications, Inc. Class A (a)	7,100	82,005
		219,129
TOTAL COMMON STOCKS (Cost $34,770,731)		31,416,455
Money Market Funds - 8.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	1,697,283	$ 1,697,283
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	940,467	940,467
TOTAL MONEY MARKET FUNDS (Cost $2,637,750)		2,637,750
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $37,408,481)	34,054,205
NET OTHER ASSETS - (3.3)%	(1,099,246)
NET ASSETS - 100%	$ 32,954,959
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $75,176,333 and $65,052,374, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,019 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $44,049.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $11,780,000 of which $457,000 and $11,323,000 will expire on December 31, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $953,143) (cost $37,408,481) - See accompanying schedule		$ 34,054,205
Foreign currency held at value (cost $116,754)		114,385
Receivable for investments sold		8,433
Receivable for fund shares sold		1,765
Dividends receivable		10,646
Interest receivable		3,482
Redemption fees receivable		1,422
Other receivables		10,523
Total assets		34,204,861

Liabilities
Payable for investments purchased	$ 230,857
Payable for fund shares redeemed	34,224
Accrued management fee	16,979
Other payables and accrued expenses	27,375
Collateral on securities loaned, at value	940,467
Total liabilities		1,249,902

Net Assets		$ 32,954,959
Net Assets consist of:
Paid in capital		$ 49,991,162
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,679,567)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,356,636)
Net Assets, for 5,621,222 shares outstanding		$ 32,954,959
Net Asset Value, offering price and redemption price per share ($32,954,959 ÷ 5,621,222 shares)		$ 5.86

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 49,886
Interest		48,801
Security lending		10,930
Total income		109,617

Expenses
Management fee	$ 187,466
Transfer agent fees	23,746
Accounting and security lending fees	60,442
Non-interested trustees' compensation	115
Custodian fees and expenses	20,053
Audit	22,223
Legal	548
Miscellaneous	3,727
Total expenses before reductions	318,320
Expense reductions	(42,149)	276,171
Net investment income (loss)		(166,554)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,927,285)
Foreign currency transactions	3,342
Total net realized gain (loss)		(12,923,943)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,432,853)
Assets and liabilities in foreign currencies	(2,360)
Total change in net unrealized appreciation (depreciation)		(5,435,213)
Net gain (loss)		(18,359,156)
Net increase (decrease) in net assets resulting from operations		$ (18,525,710)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 19, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ (166,554)	$ (59,365)
Net realized gain (loss)	(12,923,943)	(752,632)
Change in net unrealized appreciation (depreciation)	(5,435,213)	2,078,577
Net increase (decrease) in net assets resulting from operations	(18,525,710)	1,266,580
Share transactions Net proceeds from sales of shares	29,305,438	43,174,259
Cost of shares redeemed	(21,346,736)	(1,055,986)
Net increase (decrease) in net assets resulting from share transactions	7,958,702	42,118,273
Redemption fees	92,175	44,939
Total increase (decrease) in net assets	(10,474,833)	43,429,792

Net Assets
Beginning of period	43,429,792	-
End of period	$ 32,954,959	$ 43,429,792
Other Information Shares
Sold	4,031,537	4,722,902
Redeemed	(3,018,612)	(114,605)
Net increase (decrease)	1,012,925	4,608,297

Financial Highlights

Years ended December 31,	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.03)
Net realized and unrealized gain (loss)	(3.54)	(.57) F
Total from investment operations	(3.58)	(.60)
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 5.86	$ 9.42
Total Return B, C, D	(37.79)%	(5.80)%
Ratios to Average Net Assets H
Expenses before expense reductions	.99%	1.31% A
Expenses net of voluntary waivers, if any	.99%	1.31% A
Expenses net of all reductions	.86%	1.29% A
Net investment income (loss)	(.52)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,955	$ 43,430
Portfolio turnover rate	217%	129% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period July 19, 2001 (commencement of operations) to December 31, 2001.

H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Telecommunication & Utilities Growth	-29.91%	-29.38%
S&P 500	-22.10%	-18.66%
GS Utilities	-30.41%	-29.66%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the utilities sector. Issues in this index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunication services. These benchmarks include reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, July 19, 2001.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Telecommunications & Utilities Growth Portfolio on July 19, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Goldman Sachs Utilities Index did over the same period.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Shep Perkins, Portfolio Manager of Telecommunications and Utilities Growth Portfolio

Q. How did the fund perform, Shep?

A. It finished slightly ahead of its sector benchmark, which unfortunately had a significant loss, and trailed the broader market. For the 12 months ending December 31, 2002, the fund edged the -30.41% return of the Goldman Sachs Utilities Index, an index of 105 stocks designed to measure the performance of companies in the utilities sector. However, the fund trailed the -22.10% return of the Standard & Poor's 500 Index.

Q. Why did the fund outperform the Goldman Sachs index but trail the S&P 500?

A. Overcapacity and sluggish demand continued to plague both the telecommunications and utilities sectors, causing those stocks to underperform the overall market, as represented by the S&P 500. Compared with the Goldman Sachs index, the fund benefited from being underweighted in wireless services stocks and from stock selection in integrated telecom service providers. Conversely, we were hurt by stock selection in the industrial conglomerates category - primarily due to a position in Tyco International early in the period - and by underweightings in gas, water and electric utilities. After taking over the fund early in 2002, I increased its exposure to utilities and scaled back its emphasis on telecommunications, taking money primarily from our positions in wireless and long-distance carriers. In retrospect, I wish I'd done so more aggressively. Regulated utilities were one of the few areas to escape the market's downdraft relatively unscathed, although they struggled in the fourth quarter, when many other sectors rallied.

Q. What was your positioning within the telecommunications segment of the fund?

A. I overweighted the RBOCs, or regional Bell operating companies, because of their reasonably healthy balance sheets, strong cash flows and semi-monopolistic market positions. Among the RBOCs, it seemed to me that Verizon - the fund's largest holding at 10.1% of net assets on December 31, 2002 - had the most attractive mix of dominant market position and financial stability. Unfortunately, the RBOCs were hurt by declines in the number of lines serviced due to the soft economy, wireless substitution and increased competition from resellers.

Q. Which stocks did well for the fund?

A. Equitable Resources, an integrated oil and gas company, was one helpful stock. The oil and gas side of the portfolio did relatively well due to higher energy prices. Southern, FPL Group, Scana, Entergy and Dominion all are regulated utilities that added to our performance. Regulated utilities are typically seen as a "safe haven" by investors when the broader market is falling. Looking at relative performance, a sizable underweighting in bankrupt long-distance provider WorldCom - which I sold off completely during the period - provided a performance boost, as did our limited exposure to wireless service carrier AT&T Wireless.

Q. Which stocks turned in disappointing performances?

A. AT&T, the nation's largest long-distance carrier, was the fund's largest detractor on an absolute basis. Intense competition and a balance sheet laden with excessive debt were some of AT&T's most pressing problems. Late in the year, the company completed the divestiture of its cable operations to Comcast, in the process shedding much of its debt load. However, I thought there were better growth prospects elsewhere and liquidated the position. Qwest Communications also held back our results. Charges of aggressive accounting and fears that the company could be driven into bankruptcy plagued the stock, although new management did make progress in paying down some debt and extending the maturities of other obligations. One utility that underperformed was TXU, formerly a solid performer for the fund. Unfortunately, the company made a European acquisition that proved disastrous. Ultimately, TXU was forced to unload its European assets, and the company subsequently refocused on its core U.S. business.

Q. What's your outlook, Shep?

A. I'm cautiously optimistic that 2003 could be a better year for the telecom and utilities industries - probably not a great year, but better than 2002. The management teams of many telecom companies I follow are extremely focused on getting their cost structures in order, paying down debt and generally doing what is necessary to make their companies financially healthy again. On the utilities side, too, we're seeing companies shedding non-core businesses and refocusing their strategies. Of course, there's only so much cost-cutting and debt reduction you can do. Overcapacity remains a problem that will have to be remedied in a number of markets. For example, we'll probably see some mergers and acquisitions in the wireless services market, and perhaps on the telecom equipment side too. This consolidation might do a lot to correct the current imbalance of supply and demand in these markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2002, more than
$8 million

Manager: Shep Perkins, since 2002; joined Fidelity in 1997

3

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Verizon Communications, Inc.	10.1
BellSouth Corp.	6.1
Dominion Resources, Inc.	5.4
Equitable Resources, Inc.	5.1
ALLTEL Corp.	4.9
31.6
Top Industries as of December 31, 2002
% of fund's net assets
Diversified Telecommunication Services	38.0%
Electric Utilities	31.3%
Multi-Utilities & Unregulated Power	9.7%
Gas Utilities	5.8%
Wireless Telecommunication Services	5.7%
All Others*	9.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 3.4%
Telecommunications Equipment - 3.4%
Comverse Technology, Inc. (a)	24,791	$ 248,406
Motorola, Inc.	4,040	34,946
		283,352
DIVERSIFIED TELECOMMUNICATION SERVICES - 38.0%
Integrated Telecommunication Services - 38.0%
ALLTEL Corp.	8,010	408,510
BellSouth Corp.	19,540	505,500
CenturyTel, Inc.	6,890	202,428
Citizens Communications Co.	29,670	313,019
Commonwealth Telephone Enterprises, Inc. (a)	1,100	39,424
IDT Corp. (a)	7,470	129,156
IDT Corp. Class B (a)	9,610	149,051
KT Corp. sponsored ADR	5,760	124,128
Qwest Communications International, Inc. (a)	23,900	119,500
SBC Communications, Inc.	6,160	166,998
Telefonos de Mexico SA de CV sponsored ADR	4,710	150,626
Verizon Communications, Inc.	21,460	831,571
		3,139,911
ELECTRIC UTILITIES - 30.7%
Electric Utilities - 30.7%
Ameren Corp.	5,490	228,219
Cinergy Corp.	1,550	52,266
Constellation Energy Group, Inc.	1,840	51,189
Dominion Resources, Inc.	8,150	447,435
DPL, Inc.	4,970	76,240
DQE, Inc.	3,440	52,426
DTE Energy Co.	4,200	194,880
Edison International (a)	5,000	59,250
Entergy Corp.	2,550	116,255
FirstEnergy Corp.	9,820	323,765
FPL Group, Inc.	5,580	335,525
Northeast Utilities	10,970	166,415
Southern Co.	8,230	233,650
TXU Corp.	5,900	110,212
Wisconsin Energy Corp.	3,700	93,240
		2,540,967
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)	1,150	22,046
GAS UTILITIES - 5.8%
Gas Utilities - 5.8%
KeySpan Corp.	4,860	171,266
NiSource, Inc.	5,020	100,400

	Shares	Value (Note 1)
Sempra Energy	7,140	$ 168,861
TransCanada PipeLines Ltd.	2,790	40,671
		481,198
MEDIA - 1.5%
Broadcasting & Cable TV - 1.5%
General Motors Corp. Class H (a)	11,460	122,622
MULTI-UTILITIES & UNREGULATED POWER - 9.7%
Multi-Utilities & Unreg. Power - 9.7%
AES Corp. (a)	43,530	131,461
Energy East Corp.	2,550	56,330
Equitable Resources, Inc.	12,070	422,933
MDU Resources Group, Inc.	1,900	49,039
SCANA Corp.	4,620	143,035
		802,798
WATER UTILITIES - 0.6%
Water Utilities - 0.6%
Philadelphia Suburban Corp.	2,350	48,410
WIRELESS TELECOMMUNICATION SERVICES - 5.7%
Wireless Telecommunication Services - 5.7%
American Tower Corp. Class A (a)	16,930	59,763
AT&T Wireless Services, Inc. (a)	8,030	45,370
KDDI Corp.	87	282,016
SK Telecom Co. Ltd. sponsored ADR	4,110	87,749
Sprint Corp. - PCS Group Series 1 (a)	10	44
		474,942
TOTAL COMMON STOCKS (Cost $8,168,177)		7,916,246
Convertible Preferred Stocks - 0.6%

ELECTRIC UTILITIES - 0.6%
Electric Utilities - 0.6%
Ameren Corp. $2.438 ACES	290	7,772
Cinergy Corp. $4.75 PRIDES	700	38,780
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $44,829)		46,552
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 1.43% (b) (Cost $233,944)	233,944	233,944
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $8,446,950)	8,196,742
NET OTHER ASSETS - 0.9%	73,150
NET ASSETS - 100%	$ 8,269,892
Security Type Abbreviations
ACES - Automatic Common Exchange Securities
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,690,604 and $11,932,401, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,943 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $3,106,000 of which $167,000 and $2,939,000 will expire on December 31, 2009 and 2010, respectively.

Telecommunications & Utilities Growth Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $8,446,950) - See accompanying schedule		$ 8,196,742
Receivable for fund shares sold		110,171
Dividends receivable		13,056
Interest receivable		310
Redemption fees receivable		104
Receivable from investment adviser for expense reductions		2,449
Other receivables		687
Total assets		8,323,519

Liabilities
Payable to custodian bank	$ 26,295
Payable for fund shares redeemed	7
Accrued management fee	4,067
Other payables and accrued expenses	23,258
Total liabilities		53,627

Net Assets		$ 8,269,892
Net Assets consist of:
Paid in capital		$ 12,096,034
Undistributed net investment income		474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,576,405)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(250,211)
Net Assets, for 1,389,995 shares outstanding		$ 8,269,892
Net Asset Value, offering price and redemption price per share ($8,269,892 ÷ 1,389,995 shares)		$ 5.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 208,896
Interest		7,555
Total income		216,451

Expenses
Management fee	$ 46,922
Transfer agent fees	7,673
Accounting fees and expenses	60,025
Non-interested trustees' compensation	29
Custodian fees and expenses	6,377
Audit	24,513
Legal	128
Miscellaneous	896
Total expenses before reductions	146,563
Expense reductions	(34,856)	111,707
Net investment income (loss)		104,744
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,174,956)
Foreign currency transactions	(266)
Total net realized gain (loss)		(3,175,222)
Change in net unrealized appreciation (depreciation) on: Investment securities	42,736
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		42,739
Net gain (loss)		(3,132,483)
Net increase (decrease) in net assets resulting from operations		$ (3,027,739)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	July 19, 2001 (commencement of operations) to December 31, 2001
Operations
Net investment income (loss)	$ 104,744	$ 12,753
Net realized gain (loss)	(3,175,222)	(400,689)
Change in net unrealized appreciation (depreciation)	42,739	(292,950)
Net increase (decrease) in net assets resulting from operations	(3,027,739)	(680,886)
Distributions to shareholders from net investment income	(106,814)	(10,702)
Share transactions Net proceeds from sales of shares	5,259,678	11,229,733
Reinvestment of distributions	106,814	10,702
Cost of shares redeemed	(3,811,465)	(724,802)
Net increase (decrease) in net assets resulting from share transactions	1,555,027	10,515,633
Redemption fees	16,809	8,564
Total increase (decrease) in net assets	(1,562,717)	9,832,609

Net Assets
Beginning of period	9,832,609	-
End of period (including undistributed net investment income of $474 and undistributed net investment income of $2,810, respectively)	$ 8,269,892	$ 9,832,609
Other Information Shares
Sold	802,804	1,229,096
Issued in reinvestment of distributions	17,555	1,237
Redeemed	(574,286)	(86,411)
Net increase (decrease)	246,073	1,143,922

Financial Highlights

Years ended December 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02
Net realized and unrealized gain (loss)	(2.67)	(1.42)
Total from investment operations	(2.58)	(1.40)
Distributions from net investment income	(.08)	(.01)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 5.95	$ 8.60
Total Return B, C, D	(29.91)%	(13.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.82%	2.35% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.39%	1.49% A
Net investment income (loss)	1.30%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,270	$ 9,833
Portfolio turnover rate	154%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 19, 2001 (commencement of operations) to December 31. 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio (the funds) are funds of Variable Insurance Products Fund IV (the trust) and are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers Initial Class shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

VIP: Consumer Industries Portfolio	$ 13,464,271	$ 384,063	$ (1,662,185)	$ (1,278,122)
VIP: Cyclical Industries Portfolio	9,060,075	465,069	(1,349,000)	(883,931)
VIP: Financial Services Portfolio	37,237,066	1,389,089	(3,512,536)	(2,123,447)
VIP: Health Care Portfolio	52,214,321	3,033,572	(6,869,088)	(3,835,516)
VIP: Natural Resources Portfolio	23,297,874	639,259	(3,328,548)	(2,689,289)
VIP: Technology Portfolio	39,074,415	1,515,687	(6,535,897)	(5,020,210)
VIP: Telecommunications & Utilities Growth Portfolio	8,870,025	433,050	(1,106,333)	(673,283)
	Undistributed Ordinary Income	Capital Loss Carryforward

VIP: Consumer Industries Portfolio	$ -	$ (2,188,662)
VIP: Cyclical Industries Portfolio	-	(1,583,505)
VIP: Financial Services Portfolio	-	(2,852,936)
VIP: Health Care Portfolio	-	(5,750,373)
VIP: Natural Resources Portfolio	1,259	(2,361,049)
VIP: Technology Portfolio	-	(11,779,603)
VIP: Telecommunications & Utilities Growth Portfolio	575	(3,106,204)

The tax character of distributions paid during the current and prior year was as follows:

	Ordinary Income	Ordinary Income

VIP: Consumer Industries Portfolio	$ 9,222	$ -
VIP: Cyclical Industries Portfolio	12,250	-
VIP: Financial Services Portfolio	408,632	58,630
VIP: Health Care Portfolio	235,835	118,225
VIP: Natural Resources Portfolio	158,232	12,669
VIP: Telecommunications & Utilities Growth Portfolio	106,814	10,702

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
VIP: Consumer Industries Portfolio	.30%	.28%	.58%
VIP: Cyclical Industries Portfolio	.30%	.28%	.58%
VIP: Financial Services Portfolio	.30%	.28%	.58%
VIP: Health Care Portfolio	.30%	.28%	.58%
VIP: Natural Resources Portfolio	.30%	.28%	.58%
VIP: Technology Portfolio	.30%	.28%	.59%
VIP: Telecommunications & Utilities Growth Portfolio	.30%	.28%	.58%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

VIP: Consumer Industries Portfolio	.07%	|
VIP: Cyclical Industries Portfolio	.07%
VIP: Financial Services Portfolio	.07%
VIP: Health Care Portfolio	.07%
VIP: Natural Resources Portfolio	.07%
VIP: Technology Portfolio	.07%
VIP: Telecommunications & Utilities Growth Portfolio	.07%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
VIP: Consumer Industries Portfolio	$ 19,667
VIP: Cyclical Industries Portfolio	$ 12,294
VIP: Financial Services Portfolio	$ 14,330
VIP: Health Care Portfolio	$ 39,200
VIP: Natural Resources Portfolio	$ 26,118
VIP: Technology Portfolio	$ 48,779
VIP: Telecommunications & Utilities Growth Portfolio	$ 7,489

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

VIP: Telecommunications & Utilities Growth Portfolio	1.50%	$ 26,037

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

VIP: Consumer Industries Portfolio	4,575	-
VIP: Cyclical Industries Portfolio	2,730	-
VIP: Financial Services Portfolio	11,557	-
VIP: Health Care Portfolio	28,041	-
VIP: Natural Resources Portfolio	5,764	-
VIP: Technology Portfolio	42,137	12
VIP: Telecommunications & Utilities Growth Portfolio	8,819	-

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, each were the owners of record of more than 10% of the total outstanding shares of the following funds:

FILI%
VIP: Consumer Industries Portfolio	100%
VIP: Cyclical Industries Portfolio	100%
VIP: Financial Services Portfolio	100%
VIP: Health Care Portfolio	100%
VIP: Natural Resources Portfolio	100%
VIP: Technology Portfolio	100%
VIP: Telecommunications & Utilities Growth Portfolio	100%

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio (funds of Variable Insurance Products Fund IV) at December 31, 2002 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Product Fund IV's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Consumer Industries (2001), VIP Cyclical Industries (2001), VIP Financial Services (2001), VIP Health Care (2001), VIP Natural Resources (2001), VIP Technology (2001), and VIP Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust[s] or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Eric D. Roiter (54)

Year of Election or Appointment: 2001

Secretary of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Consumer Industries	100%
Cyclical Industries	100%
Health Care	100%
Natural Resources	100%
Telecommunications & Utilities Growth	100%

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

State Street Bank & Trust Co.
Quincy, MA

VIPFCI-ANN-0203 338605
1.768901.101